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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                        Investment Company Act file number   811-7986

                          The Alger Institutional Funds
               (Exact name of registrant as specified in charter)

                    111 Fifth Avenue New York, New York 10003
               (Address of principal executive offices) (Zip code)

                                 Mr. Hal Liebes

                           Fred Alger Management, Inc.

                                111 Fifth Avenue

                            New York, New York 10003
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: October 31, 2005

ITEM 1.  REPORT(S) TO STOCKHOLDERS.



                                    THE ALGER
                               INSTITUTIONAL FUNDS


                       ALGER LARGECAP GROWTH INSTITUTIONAL FUND
                       ALGER SMALLCAP GROWTH INSTITUTIONAL FUND
                         ALGER MIDCAP GROWTH INSTITUTIONAL FUND
                  ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
                              ALGER BALANCED INSTITUTIONAL FUND
           ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL FUND






                                  ANNUAL REPORT
                                OCTOBER 31, 2005


                                     [LOGO]

    TABLE OF CONTENTS

    THE ALGER INSTITUTIONAL FUNDS
    Letter to Our Shareholders.............................................   1
    Fund Highlights (Unaudited)............................................   7
    Portfolio Summary (Unaudited)..........................................  13
    Schedules of Investments...............................................  14
    Statements of Assets and Liabilities...................................  40
    Statements of Operations...............................................  42
    Statements of Changes in Net Assets....................................  44
    Financial Highlights...................................................  48
    Notes to Financial Statements..........................................  52
    Report of Independent Registered Public Accounting Firm................  64
    Additional Information (Unaudited).....................................  65







GO PAPERLESS WITH ALGER ELECTRONIC DELIVERY SERVICE

Alger is pleased to provide you with the ability to access regulatory materials online. When documents such as prospectuses and annual and semi-annual reports are available, we'll send you an e-mail notification with a convenient link that will take you directly to the fund information on our website. To sign up for this free service, simply enroll at www.icsdelivery.com/alger.

Dear Shareholders,                                             December 12, 2005


THE YEAR IN REVIEW

      The past 12 months had more than their share of challenges. Hurricanes Katrina and Rita devastated the southern coast, leaving hundreds of thousands jobless and without homes, and prompting investor fears of high energy prices (which came true) and inflation (which did not). The war in Iraq entered its third year, and the domestic debate about the war intensified. The job market showed some improvement but job creation and wage growth remained sub-par relative to economic growth and corporate profitability. The Fed--concerned about inflation and the frothiness of the housing market--raised overnight lending rates eight times to 3.75%, the highest level in 4.5 years. In response, anxious investors--and Wall Street professionals, in particular--remained skeptical, adopting a wait-and-see attitude.

      Despite such understandable concerns, the U.S. equity markets have emerged from the bear market of the early 2000s. In fact, since October of 2002, when the market made a post-bubble low, the major U.S. indices have been very strong. So has the economy, both domestically and globally. Over the past year, the U.S. economy showed steady growth of around 3.5%, core inflation excluding energy remained muted at around 2%, and corporate earnings stayed in double-digits, much to the surprise of most strategists. Growth companies in particular saw healthy stock appreciation. Going forward, we see even greater potential for the better growth managers to outperform their benchmarks and the overall markets.

      Challenges for consumers did not necessarily translate into problems for investors. High energy prices created investment opportunities, and energy stocks outperformed all other sectors. Additionally, high gas prices prompted exploration into both alternative sources of energy and innovative solutions to reducing fuel consumption.

      The twin effects of productivity and globalization continue to reshape the competitive landscape for dynamic companies. Information technologies no longer attract the same attention, but their effects on companies are more significant than ever. The result is higher productivity, which translates into higher profitability for many corporations. In addition, more businesses are operating on a global scale, and U.S. corporate profits rose dramatically from foreign sales. Emerging economies in Asia, Latin America and Eastern Europe are all contributing to global economic growth, and China, both as a consumer of raw materials and finished goods and as a producer of products for global consumption, shows no signs of diminishing.

      Consumers have also been affected by these trends. In the United States, a critical mass of consumers adopted high-speed broadband technology. As a result, the Internet has become more fully integrated into day-to-day life as a ubiquitous resource for retail, services, entertainment, education, communication, and business needs. This has created opportunities for dynamic new business models, whether it is

Google in the on-line search and advertising space, eBay and auctions, or Apple iPods and downloadable music files.

      In sum, for the 12 months ended October 31, 2005, the equity markets experienced modest gains with the Dow gaining 6.4%, the Nasdaq up 8.1% and the S&P 500 up 8.7%. While long-term Treasury yields were markedly inconsistent with the Fed's overnight interest rate increases, the yield on the U.S. Treasury 10-year note was 4.57% on October 31, 2005, compared to 4.05% a year earlier.

PORTFOLIO MATTERS

ALGER SMALLCAP GROWTH INSTITUTIONAL FUND

      The Alger SmallCap Growth Institutional Fund gained 24.27% compared to the Russell 2000 Growth Index which returned 10.90%. Our holdings in the information technology sector represented an average weight of 25.50% and significantly outperformed the benchmark. Strong contributors included aQuantive, Inc., one of the industry's most successful families of digital marketing companies; Verifone Holdings Inc., the global leader in secure electronic payment technologies; and SiRF Technology Holdings, Inc. a major provider of wireless technologies. During the fiscal year, we shifted our IT weightings out of computers, peripherals and software, and solidified our weight in internet services.

      Our holdings in the health care sector accounted for an average weight of 20.61%, and also outperformed the benchmark. Psychiatric Solutions, Inc., a leading provider of behavioral health programs to children and adults, was among the top performers. Other top holdings included Intuitive Surgical, Inc., a leader in surgical robotics, and Versicor Inc., a bio-tech company integrating biology and genomics. We were underweight in the industrial sector at 12.02%, compared to the benchmark at 14.34%. However, we significantly outperformed. Leading contributors included BE Aerospace Inc., the world's leading manufacturer of cabin interior products for commercial aircraft and Joy Global Inc., one of the world's leading providers of mining equipment.

      In the financials sector, the Fund held a slight underweight to the benchmark, at 9.28%. While our holdings in this sector outperformed, good returns from GFI Group Inc. and National Financial Partners Corporation were offset by poor performances from Universal American Financial Corp. and East West Bancorp Inc. Consumer discretionary holdings were underweight compared to the benchmark and underperformed.

      In a year beset by rising oil costs, our energy holdings, at an average weight of 7.95%, outperformed the benchmark. Contributors included TODCO, a leading provider of offshore oil and gas drilling services, and Range Resources Corp., an independent U.S. oil and gas company.

ALGER MIDCAP GROWTH INSTITUTIONAL FUND

      For the year ended October 31, 2005, the Alger MidCap Growth Institutional Fund gained 15.97%, compared to the Russell MidCap Growth Index with a return of 15.90%. Our holdings in consumer discretionary, at an average weight of 22.23%, were underweight but out performed the benchmark. Netflix Inc. and Sirius Satellite Radio Inc., both entertainment and media distribution channels, performed well. Toll Brothers Inc., the nation's leading builder of luxury homes, also contributed to the solid performance. Over the course of the year, we minimized our exposure to household durables and increased it in internet and catalog and specialty retail.

      In the energy sector, we took advantage of the rise in fuel costs by increasing our holdings in oil, gas, and consumable fuels. Compared to the benchmark, the Fund had an overweight at 9.86%, and our holdings significantly outperformed. Strong performers included National Oilwell Varco Inc. and
Patterson-UTI Energy, Inc., both prominent oil and gas drilling companies, and EOG Resources, Inc., one of the largest energy resource agencies in the U.S. Both the materials and industrials sectors were also impacted by rising energy prices and our holdings in these sectors outperformed the benchmark with contributors like Peabody Energy Corporation and Joy Global Inc.

      Information technology, at an average weight of 22.97%, was underweight compared to the benchmark and underperformed. While we saw strong performances from Apple Computer, Inc. and the continued sales dominance of its iPod technology, some holdings underperformed, including PalmSource and Brocade Communications Systems.

      In the health care sector, the Fund, at 16.96%, was underweight compared to the benchmark and underperformed. Detractors included Elan Corp, PLC and IVAX Corporation, a pharmaceutical company. The Fund was also underweight in the financials sector and underperformed the benchmark.

ALGER LARGECAP GROWTH INSTITUTIONAL FUND

      The Alger LargeCap Growth Institutional Fund gained 15.65% for the fiscal year, solidly outperforming the Russell 1000 Growth Index return of 8.82%. Information technology represented an average weight of 21.33%. Although the Fund was underweight compared to the benchmark, it substantially outperformed in this sector. Strong performers included Apple Computer, Inc. and internet distribution channels Google Inc. and Yahoo! Inc. During the fiscal year we shifted our weight in this sector from communications and electronic equipment to computers, peripherals, and software.

      At an average weight of 20.22% our holdings in the health care sector were underweight in comparison to the benchmark, but still significantly outperformed it. The Fund's health care holdings were buoyed by strong performances from Genentech, Inc., a biotech firm, CIGNA Corporation, the leading provider of medical insurance, and Caremark Rx, Inc., one of the nation's largest pharmaceutical firms.

      In the consumer discretionary sector, the Fund was overweight at 20.61% compared to the benchmark, but outperformed with solid returns from Netflix Inc., Hilton Hotels Corp., and MGM MIRAGE. While the Fund saw strong performances in consumer discretionary, we reduced our overall holdings in this sector over the course of the year. In the financials sector, the Fund also outperformed the benchmark.

      Energy stocks accounted for an average weight of 10.04% of the Fund's holdings. Despite strong returns from oil and gas drilling companies, including National Oilwell Varco Inc. and Transocean Inc., the Fund underperformed the benchmark in this sector.

ALGER BALANCED INSTITUTIONAL FUND

      The Alger Balanced Institutional Fund gained 10.05% for the fiscal year, outperforming the Russell 1000 Growth Index return of 8.82%. Information technology represented an average weight of 20.85% of the Fund's equity holdings, an underweight compared to the benchmark, yet the Fund substantially outperformed in this sector. Strong IT performers included Apple Computer, Inc., Google Inc. and Yahoo! Inc.

      At an average weight of 20.01% our equity holdings in the health care sector were underweight in comparison to the benchmark, but still significantly outperformed it. The Fund's health care holdings were buoyed by strong performances from Genentech, Inc., CIGNA Corporation, and Caremark Rx, Inc.

      In the consumer discretionary sector, the Fund was overweight at 20.04% compared to the benchmark, but outperformed with solid returns from Netflix Inc., Hilton Hotels Corp. and MGM MIRAGE. While the Fund saw strong performances in consumer discretionary, we reduced our overall holdings in this sector during the year. In the financials sector, the Fund substantially outperformed the benchmark.

      Energy stocks accounted for an average weight of 10.18% of the Fund's equity holdings. The Fund underperformed the benchmark in this sector.

      The fixed income portion of the portfolio reflected a very subdued marketplace this year. As bondholders endured eight 0.25% rate hikes, raising the overnight target lending rate to 3.75% from 2.00% for the fiscal year ended October 31, 2005, the Alger Balanced Fund returned 0.35%. The fixed income portion held 8% Cash, 24% Corporates, 38% U.S. Treasuries, and 30% U.S. Agencies with an average quality rating of Aa2/AA.

ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL FUND

      The Alger Socially Responsible Growth Institutional Fund gained 19.78% for the year ended October 31, 2005, substantially outperforming the Russell 3000 Growth Index return of 8.99%.

      Information technology represented an average weight of 27.78% of the Fund's holdings, outperforming the benchmark. Strong performers included Google Inc., Palm

Inc., and Verifone Holdings Inc. Throughout the year we shifted our weight in this sector from software to internet services.

      Slightly underweight to the benchmark, at 20.53%, our holdings in the health care sector also significantly outperformed. The Fund's health care holdings were buoyed by strong performances from Genentech, Inc., PacifiCare Health Systems Inc., and Kinetic Concepts Inc., a provider of patient therapy and equipment.

      At an average weight of 7.55%, the Fund was overweight to the benchmark in the energy sector, but outperformed. Strong returns in this sector included National Oilwell Varco Inc., Lone Star Technologies, Inc., a provider of pipeline and tubing for the oil and gas industries, and Talisman Energy Inc. The materials and industrials sectors also benefited from high energy prices, and the Fund saw solid returns from Peabody Energy Corporation, Burlington Northern Santa Fe Corporation, and Uti Worldwide Inc.

      In the consumer discretionary sector, the Fund was underweight at 10.56% compared to the benchmark, but outperformed with holdings including Sirius Satellite Radio Inc., eBay Inc., and Abercrombie & Fitch Co. The Fund was also underweight in consumer staples, at 7.27%, but outperformed with solid fiscal year-end performances by CVS Corporation, Wal-Mart Stores Inc., and Gillette. As we observed continued strong performances in consumer staples, we increased our holdings in this sector, and decreased in consumer discretionary.

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

      The Alger Capital Appreciation Institutional Fund gained 20.18% for the fiscal year, substantially outperforming the Russell 3000 Growth Index return of 8.99%. Information technology represented an average weight of 27.32% of the Fund's holdings, and considerably outperformed the benchmark. Strong IT performers included Google Inc., Palm Inc., and Verifone Holdings Inc. Throughout the year we shifted our weight in this sector from software to internet services.

      At an average weight of 23.63% our holdings in the health care sector also significantly outperformed the benchmark. The Fund's industrial holdings also performed well, at an average weight of 9.89%. Strong performers included Uti Worldwide, Inc. and the Burlington Northern Santa Fe Corporation railway.

      In the consumer discretionary sector, the Fund was underweight at 11.26% compared to the benchmark, but outperformed with a strong, early performance by eBay Inc. and Sirius Satellite Radio Inc. At an average weight of 6.22%, the Fund was markedly underweight in consumer staples. Poor performances by Wal-Mart Stores, Inc. and Avon Products, Inc. were offset by strong returns from contributors like CVS Corporation and Gillette. As we continued to observe similar strong performances, we increased our holdings in this sector by year end.

      Energy stocks accounted for an average weight of 6.05%, and rising energy prices saw strong returns in this sector. The materials sector also exploited high energy prices. While the Fund held only a minor average weight of 3.03% in this sector, the Fund markedly outperformed the benchmark, with strong returns from Peabody Energy Corporation.

LOOKING AHEAD

      At Alger, we look for dynamic, innovative companies regardless of whether the stock markets are dominated by bulls or bears. Our long-term success is not a product of momentum or fads, but that of a highly-disciplined approach grounded in fundamental, bottom-up research, and bolstered by the thorough conviction of our analysts. Looking ahead in 2006, we anticipate a year similar to 2005, with continued strong corporate earnings, and an equity market that increasingly recognizes growth and responds in kind.

      As we end another fiscal year, we'd like to take the opportunity to thank you for growing with us, and continuing to entrust us with your investment needs.

      Respectfully submitted,

      /s/ Daniel C. Chung

      Daniel C. Chung
      CHIEF INVESTMENT OFFICER







IMPORTANT PERFORMANCE AND OTHER INFORMATION

      The views of the funds' management and the portfolio holdings described in this report are as of October 31, 2005; these views and portfolio holdings may have changed subsequent to this date and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A WORD ABOUT RISK

      For a more detailed discussion of the risks associated with a Fund, please see the Funds' Prospectus.

PERFORMANCE

      PERFORMANCE DATA QUOTED IS HISTORICAL. PAST PERFORMANCE IS NOT AN INDICATION OR A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED.

      Investors should consider the Funds' investment objective, risks and charges and expenses carefully before investing. The Funds' prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling (800) 992-5437, visiting our website at www.alger.com, or contacting the Funds' distributor, Fred Alger & Company, Incorporated, 30 Montgomery Street, Jersey City, New Jersey 07302. Read the prospectus carefully before investing.

--------------------------------------------------------------------------------
  ALGER LARGECAP GROWTH INSTITUTIONAL FUND
  FUND HIGHLIGHTS THROUGH OCTOBER 31, 2005
  (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  $10,000 HYPOTHETICAL INVESTMENT IN CLASS I SHARES--10 YEARS ENDED 10/31/05
--------------------------------------------------------------------------------


       [The following table represents a line chart in the printed piece.]

              Alger              Russell
              LargeCap           1000
              Growth             Growth
              Institutional I    Index
              ---------------    -------
11/1/95       10000              10000
10/31/96      10819              12205
10/31/97      13939              15922
10/31/98      17482              19845
10/31/99      24824              26641
10/31/00      27374              29126
10/31/01      19839              17495
10/31/02      14841              14063
10/31/03      18270              17130
10/31/04      18526              17711
10/31/05      21426              19273

   The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger LargeCap Growth Institutional Class I shares and the Russell 1000 Growth Index for the ten years ended October 31, 2005. The figures for the Alger LargeCap Growth Institutional Class I shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) include reinvestment of dividends. Performance for the Alger LargeCap Growth Institutional Class R shares may vary from the results shown above due to differences in expenses the class bears.

--------------------------------------------------------------------------------
  PERFORMANCE COMPARISON AS OF OCTOBER 31, 2005
--------------------------------------------------------------------------------

                                           AVERAGE ANNUAL RETURNS

                               1 YEAR    5 YEARS   10 YEARS     SINCE INCEPTION
                             ---------------------------------------------------
Class I (INCEPTION 11/8/93)      15.65%    (4.78%)   7.92%           9.75%
Russell 1000 Growth Index         8.82%     7.93%    6.78%           8.40%
--------------------------------------------------------------------------------
Class R (INCEPTION 1/27/03)      15.15%       --       --           16.52%
Russell 1000 Growth Index         8.82%       --       --           13.70%
--------------------------------------------------------------------------------

THE FUND'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE FUND'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

--------------------------------------------------------------------------------
  ALGER SMALLCAP GROWTH INSTITUTIONAL FUND
  FUND HIGHLIGHTS THROUGH OCTOBER 31, 2005
  (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  $10,000 HYPOTHETICAL INVESTMENT IN CLASS I SHARES--10 YEARS ENDED 10/31/05
--------------------------------------------------------------------------------

       [The following table represents a line chart in the printed piece.]

              Alger              Russell
              SmallCap           2000
              Growth             Growth
              Institutional I    Index
              ---------------    -------
11/1/95       10000              10000
10/31/96      10920              11332
10/31/97      12994              13732
10/31/98      12763              11555
10/31/99      19493              14940
10/31/00      21453              17354
10/31/01      12044              11886
10/31/02       9897               9323
10/31/03      13623              13661
10/31/04      14498              14417
10/31/05      18016              15989

   The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger SmallCap Growth Institutional Class I shares and the Russell 2000 Growth Index for the ten years ended October 31, 2005. The figures for the Alger SmallCap Growth Institutional Class I shares and the Russell 2000 Growth Index (an unmanaged index of common stocks) include reinvestment of dividends. Performance for the Alger SmallCap Growth Institutional Class R shares may vary from the results shown above due to differences in expenses the class bears.

--------------------------------------------------------------------------------
  PERFORMANCE COMPARISON AS OF OCTOBER 31, 2005
--------------------------------------------------------------------------------

                                             AVERAGE ANNUAL RETURNS

                                 1 YEAR    5 YEARS   10 YEARS   SINCE INCEPTION
                              --------------------------------------------------
Class I (INCEPTION 11/8/93)      24.27%    (3.43%)     6.06%          10.31%
Russell 2000 Growth Index        10.90%    (1.63%)     4.80%           5.63%
--------------------------------------------------------------------------------
Class R (INCEPTION 1/27/03)      23.92%       --         --           24.71%
Russell 2000 Growth Index        10.90%       --         --           21.58%
--------------------------------------------------------------------------------

THE FUND'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE FUND'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

--------------------------------------------------------------------------------
  ALGER MIDCAP GROWTH INSTITUTIONAL FUND
  FUND HIGHLIGHTS THROUGH OCTOBER 31, 2005
  (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  $10,000 HYPOTHETICAL INVESTMENT IN CLASS I SHARES--10 YEARS ENDED 10/31/05
--------------------------------------------------------------------------------

       [The following table represents a line chart in the printed piece.]

              Alger              Russell
              MidCap             Midcap
              Growth             Growth
              Institutional I    Index
              ---------------    -------
11/1/95       10000              10000
10/31/96      10624              11796
10/31/97      13660              14698
10/31/98      15231              15054
10/31/99      21687              20727
10/31/00      32809              28741
10/31/01      26068              16445
10/31/02      21027              13548
10/31/03      28882              18873
10/31/04      30055              20529
10/31/05      34853              23792

   The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger MidCap Growth Institutional Class I shares and the Russell Midcap Growth Index for the ten years ended October 31, 2005. Figures for the Alger MidCap Growth Institutional Class I shares and the Russell Midcap Growth Index (an unmanaged index of common stocks) include reinvestment of dividends. Performance for the Alger MidCap Growth Institutional Class R shares may vary from the results shown above due to differences in expenses the class bears.

--------------------------------------------------------------------------------
  PERFORMANCE COMPARISON AS OF OCTOBER 31, 2005
--------------------------------------------------------------------------------

                                            AVERAGE ANNUAL RETURNS

                                1 YEAR    5 YEARS   10 YEARS   SINCE INCEPTION
                              --------------------------------------------------
Class I (INCEPTION 11/8/93)       15.97%   1.22%     13.30%        16.54%
Russell Midcap Growth Index       15.90%  (3.71%)     9.05%         9.74%
--------------------------------------------------------------------------------
Class R (INCEPTION 1/27/03)       15.37%     --         --         21.59%
Russell Midcap Growth Index       15.90%     --         --         22.41%
--------------------------------------------------------------------------------

THE FUND'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE FUND'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

--------------------------------------------------------------------------------
  ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
  FUND HIGHLIGHTS THROUGH OCTOBER 31, 2005
  (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  $10,000 HYPOTHETICAL INVESTMENT IN CLASS I SHARES--10 YEARS ENDED 10/31/05
--------------------------------------------------------------------------------

       [The following table represents a line chart in the printed piece.]

              Alger              Russell
              Capital            3000
              Appreciation       Growth
              Institutional I    Index
              ---------------    -------
11/1/95       10000              10000
10/31/96      10611              12114
10/31/97      13377              15705
10/31/98      17138              18907
10/31/99      31592              25316
10/31/00      35744              27798
10/31/01      23087              16861
10/31/02      17760              13532
10/31/03      21899              16691
10/31/04      21879              17279
10/31/05      26294              18832

   The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger Capital Appreciation Institutional Class I shares and the Russell 3000 Growth Index for the ten years ended October 31, 2005. Figures for the Alger Capital Appreciation Institutional Class I shares and the Russell 3000 Growth Index (an unmanaged index of common stocks)
   include reinvestment of dividends. Performance for the Alger Capital Appreciation Institutional Class R shares may vary from the results shown above due to differences in expenses the class bears.

--------------------------------------------------------------------------------
  PERFORMANCE COMPARISON AS OF OCTOBER 31, 2005
--------------------------------------------------------------------------------

                                               AVERAGE ANNUAL RETURNS

                                    1 YEAR   5 YEARS   10 YEARS  SINCE INCEPTION
                                  ----------------------------------------------
Class I shares (INCEPTION 11/8/93)  20.18%    (5.96%)    10.15%        12.48%
Russell 3000 Growth Index            8.99%    (7.49%)     6.53%         8.09%
--------------------------------------------------------------------------------
Class R shares (INCEPTION 1/27/03)  19.54%       --         --         17.61%
Russell 3000 Growth Index            8.99%       --         --         14.23%
--------------------------------------------------------------------------------

THE FUND'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE FUND'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

--------------------------------------------------------------------------------
  ALGER BALANCED INSTITUTIONAL FUND
  FUND HIGHLIGHTS THROUGH OCTOBER 31, 2005
  (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  $10,000 HYPOTHETICAL INVESTMENT SINCE INCEPTION DECEMBER 4, 2000
--------------------------------------------------------------------------------

       [The following table represents a line chart in the printed piece.]

                                 Russell         Lehman
              Alger              1000            Gov't/Credit
              Balanced           Growth          Bond
              Institutional I    Index           Index
              ---------------    -------         ------------
12/4/00       10000              10000           10000
10/31/01       8200              11139            7067
10/31/02       6670              11749            5680
10/31/03       7410              12475            6919
10/31/04       7504              13172            7154
10/31/05       8258              13280            7785

   The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Balanced Institutional Class I shares, the Russell 1000 Growth Index and the Lehman Gov't/Credit Bond Index on December 4, 2000, the inception date of the Alger Balanced Institutional Class I shares, through October 31, 2005. Figures for the Alger Balanced Institutional Class I shares, the Russell 1000 Growth Index (an unmanaged index of common stocks) and the Lehman Gov't/Credit Bond Index (an unmanaged index of government and corporate bonds) include reinvestment of dividends and/or interest. Performance for the Alger Balanced Institutional Class R shares may vary from the results shown above due to differences in expenses the class bears.

--------------------------------------------------------------------------------
  PERFORMANCE COMPARISON AS OF OCTOBER 31, 2005
--------------------------------------------------------------------------------

                                                AVERAGE ANNUAL RETURNS

                                             1 YEAR       SINCE INCEPTION
                                          --------------------------------------
Class I shares (INCEPTION 12/4/00)           10.05%           (3.82%)
Russell 1000 Growth Index                     8.82%           (4.97%)
Lehman Gov't/Credit Bond Index                0.82%            5.95%
--------------------------------------------------------------------------------
Class R shares (INCEPTION 1/27/03)            9.56%            8.91%
Russell 1000 Growth Index                     8.82%           13.70%
Lehman Gov't/Credit Bond Index                0.82%            3.57%
--------------------------------------------------------------------------------

THE FUND'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE FUND'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

--------------------------------------------------------------------------------
  ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL FUND
  FUND HIGHLIGHTS THROUGH OCTOBER 31, 2005
  (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  $10,000 HYPOTHETICAL INVESTMENT SINCE INCEPTION DECEMBER 4, 2000
--------------------------------------------------------------------------------

       [The following table represents a line chart in the printed piece.]

              Alger                  Russell
              Socially               3000
              Responsible Growth     Growth
              Institutional I        Index
              ---------------        -------
12/4/00       10000                  10000
10/31/01       6370                   7305
10/31/02       4430                   5863
10/31/03       5380                   7232
10/31/04       5396                   7487
10/31/05       6463                   8159

   The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Socially Responsible Growth Institutional Class I shares and the Russell 3000 Growth Index on December 4, 2000, the inception date of the Alger Socially Responsible Growth Institutional Class I shares, through October 31, 2005. Figures for the Alger Socially Responsible Growth Institutional Class I shares and the Russell 3000 Growth Index (an unmanaged index of common stocks) include reinvestment of dividends. Performance for the Alger Socially Responsible Growth Institutional Class R shares may vary from the results shown above due to differences in expenses the class bears.

--------------------------------------------------------------------------------
  PERFORMANCE COMPARISON AS OF OCTOBER 31, 2005
--------------------------------------------------------------------------------

                                               AVERAGE ANNUAL RETURNS

                                             1 YEAR       SINCE INCEPTION
                                      ------------------------------------------
Class I (INCEPTION 12/4/00)                  19.78%           (8.50%)
Russell 3000 Growth Index                     8.99%           (4.06%)
--------------------------------------------------------------------------------
Class R (INCEPTION 1/27/03)                  18.93%           17.05%
Russell 3000 Growth Index                     8.99%           14.23%
--------------------------------------------------------------------------------

THE FUND'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE FUND'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

PORTFOLIO SUMMARY* (UNAUDITED)

                                                                                                      SOCIALLY
                                  LARGECAP         SMALLCAP         MIDCAP          CAPITAL          RESPONSIBLE
                                   GROWTH           GROWTH          GROWTH        APPRECIATION         GROWTH
                               INSTITUTIONAL    INSTITUTIONAL    INSTITUTIONAL    INSTITUTIONAL    INSTITUTIONAL
SECTORS                             FUND             FUND            FUND             FUND              FUND
-------                        -------------    -------------    -------------    -------------    -------------
Consumer Discretionary .......     15.0%            11.8%           15.3%            10.6%             11.5%
Consumer Staples .............      2.7              0.8             --               9.1               8.4
Energy .......................     14.6              7.6            15.5              8.8              10.7
Financials ...................      9.0              8.4             6.3              3.7               3.7
Health Care ..................     21.7             21.4            20.2             21.8              20.0
Industrials ..................      3.6             13.7             7.7             10.2               6.6
Information Technology .......     27.4             23.4            23.2             27.0              28.0
Materials ....................      1.0              2.0             2.4              1.5               1.5
Telecommunication Services ...      2.1              2.9             3.8              4.6               5.1
Cash and Net Other Assets ....      2.9              8.0             5.6              2.7               4.5
                                  ------           ------          ------           ------            ------
                                  100.0%           100.0%          100.0%           100.0%            100.0%
                                  ======           ======          ======           ======            ======


                                                                    BALANCED
                                                                  INSTITUTIONAL
SECTORS/SECURITY TYPE                                                 FUND
---------------------                                             -------------
Consumer Discretionary ........................................       10.8%
Consumer Staples ..............................................        1.8
Energy ........................................................        9.4
Financials ....................................................        5.9
Health Care ...................................................       14.3
Industrials ...................................................        2.3
Information Technology ........................................       17.9
Materials .....................................................        0.6
Telecommunication Services ....................................        1.2
                                                                    -------
  Total Common Stocks .........................................       64.2%
                                                                    -------

Corporate Bonds ...............................................        8.3%
Agency Bonds ..................................................       10.1
US Treasury Bonds .............................................       13.0
                                                                    -------
  Total Bonds .................................................       31.4%
                                                                    -------

Cash and Net Other Assets .....................................        4.4%
                                                                    -------
                                                                     100.0%
                                                                    =======

----------
*    Based on Net Assets

                                                                            -14-
THE ALGER INSTITUTIONAL FUNDS
ALGER LARGECAP GROWTH INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS
October 31, 2005

    SHARES     COMMON STOCKS--97.1%                                      VALUE
   ---------                                                            --------
               AEROSPACE & DEFENSE--2.2%
      17,450   General Dynamics Corporation ....................     $ 2,029,435
                                                                     -----------
               BIOTECHNOLOGY--5.6%
      23,150   Amgen Inc.* .....................................       1,753,844
      16,900   Genentech, Inc.* ................................       1,531,140
      18,600   Gilead Sciences, Inc.* ..........................         878,850
      27,200   MedImmune, Inc.* ................................         951,456
                                                                     -----------
                                                                       5,115,290
                                                                     -----------
               CAPITAL MARKETS--3.2%
      15,000   Legg Mason, Inc. ................................       1,609,650
      19,600   Merrill Lynch & Co., Inc. .......................       1,268,904
                                                                     -----------
                                                                       2,878,554
                                                                     -----------
               CHEMICALS--1.0%
      32,300   Lyondell  Chemical Company ......................         865,640
                                                                     -----------
               COMMUNICATION EQUIPMENT--7.3%
      50,100   Corning Incorporated* ...........................       1,006,509
      89,100   Motorola, Inc. ..................................       1,974,456
      42,100   QUALCOMM Inc. ...................................       1,673,896
      31,250   Research In Motion Limited* .....................       1,921,563
                                                                     -----------
                                                                       6,576,424
                                                                     -----------
               COMMUNICATION TECHNOLOGY--1.0%
      36,950   Nextel Partners, Inc. Cl. A* ....................         929,292
                                                                     -----------
               COMPUTERS & PERIPHERALS--4.6%
      56,000   Apple Computer, Inc.* ...........................       3,225,040
      34,050   Network Appliance, Inc.* ........................         931,608
                                                                     -----------
                                                                       4,156,648
                                                                     -----------
               DIVERSIFIED FINANCIAL SERVICES--2.4%
      16,900   Citigroup Inc. ..................................         773,682
      28,100   Principal Financial Group (The)* ................       1,394,603
                                                                     -----------
                                                                       2,168,285
                                                                     -----------
               DIVERSIFIED TELECOMMUNICATION SERVICES--1.0%
      15,300   ALLTEL Corporation ..............................         946,457
                                                                     -----------
               ELECTRONICS--1.0%
      64,000   Nintendo Co., Ltd. ADR# .........................         890,682
                                                                     -----------
               ENERGY EQUIPMENT & SERVICES--4.4%
      33,850   National-Oilwell Varco Inc.* ....................       2,114,609
      27,900   Suncor Energy, Inc. .............................       1,496,277
       8,050   Transocean Inc.* ................................         462,795
                                                                     -----------
                                                                       4,073,681
                                                                     -----------
               FINANCIAL INFORMATION SERVICES--1.0%
      28,900   Genworth Financial Inc. Cl. A ...................         915,840
                                                                     -----------
               HEALTH CARE EQUIPMENT & SUPPLIES--1.8%
      15,450   Medtronic, Inc. .................................         875,397
      15,450   St. Jude Medical, Inc.* .........................         742,682
                                                                     -----------
                                                                       1,618,079
                                                                     -----------

                                                                            -15-
THE ALGER INSTITUTIONAL FUNDS
ALGER LARGECAP GROWTH INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS) (CONTINUED)
October 31, 2005

    SHARES     COMMON STOCKS (CONTINUED)                                 VALUE
   ---------                                                            --------
               HEALTH CARE PROVIDERS & SERVICES--8.8%
      33,300   Caremark Rx, Inc.* ..............................    $  1,744,920
      12,300   CIGNA Corporation ...............................       1,425,201
      56,350   Humana Inc.* ....................................       2,501,377
      41,450   Medco Health Solutions, Inc.* ...................       2,341,925
                                                                     -----------
                                                                       8,013,423
                                                                     -----------
               HOTELS, RESTAURANTS & LEISURE--3.3%
      18,550   Carnival Corporation ............................         921,379
      16,100   Starbucks Corporation* ..........................         455,308
      27,050   Starwood Hotels & Resorts Worldwide, Inc. .......       1,580,531
                                                                     -----------
                                                                       2,957,218
                                                                     -----------
               HOUSEHOLD PRODUCTS--1.8%
      28,356   Procter & Gamble Company ........................       1,587,651
                                                                     -----------
               INSURANCE--2.4%
      21,000   American International Group, Inc. ..............       1,360,800
      27,300   Marsh & McLennan Companies, Inc. ................         795,795
                                                                     -----------
                                                                       2,156,595
                                                                     -----------
               INTERNET & CATALOG RETAIL--3.5%
      50,500   eBay Inc.* ......................................       1,999,800
      43,450   Netflix Inc.* ...................................       1,147,515
                                                                     -----------
                                                                       3,147,315
                                                                     -----------
               INTERNET SOFTWARE & SERVICES--6.7%
       8,700   Google Inc. Cl. A* ..............................       3,237,618
      76,250   Yahoo! Inc.* ....................................       2,818,963
                                                                     -----------
                                                                       6,056,581
                                                                     -----------
               MACHINERY--1.4%
      23,450   Caterpillar Inc. ................................       1,233,236
                                                                     -----------
               MEDIA--5.8%
      42,050   Disney (Walt) Company ...........................       1,024,758
      63,300   News Corporation Cl. A ..........................         902,025
     218,850   Sirius Satellite Radio Inc.* ....................       1,365,624
      17,100   Univision Communications Inc. Cl. A* ............         446,994
      53,050   XM Satellite Radio Holdings Inc. Cl. A* .........       1,529,432
                                                                     -----------
                                                                       5,268,833
                                                                     -----------
               METALS & MINING--3.0%
      34,200   Peabody Energy Corporation ......................       2,673,072
                                                                     -----------
               MULTILINE RETAIL--.9%
      13,000   Federated Department Stores, Inc. ...............         797,810
                                                                     -----------
               OIL & GAS--7.1%
      10,050   Burlington Resources Inc. .......................         725,811
      28,550   Chesapeake Energy Corporation ...................         916,455
      25,750   Sasol Ltd. ADR# .................................         823,485
      57,550   Talisman Energy Inc. ............................       2,548,890
      13,800   Valero Energy Corporation .......................       1,452,312
                                                                     -----------
                                                                       6,466,953
                                                                     -----------

                                                                            -16-
THE ALGER INSTITUTIONAL FUNDS
ALGER LARGECAP GROWTH INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005

    SHARES     COMMON STOCKS (CONTINUED)                                 VALUE
   ---------                                                            --------
               PERSONAL CARE--1.9%
      22,750   Bausch & Lomb Incorporated ......................     $ 1,687,823
                                                                     -----------
               PHARMACEUTICALS--3.6%
      76,250   Schering-Plough Corporation .....................       1,550,925
      38,000   Wyeth ...........................................       1,693,280
                                                                     -----------
                                                                       3,244,205
                                                                     -----------
               SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT--3.2%
      53,500   Altera Corporation* .............................         890,775
      29,250   Intel Corporation ...............................         687,375
      28,800   Marvell Technology Group Ltd.* ..................       1,336,608
                                                                     -----------
                                                                       2,914,758
                                                                     -----------
               SOFTWARE--4.6%
      40,700   Check Point Software Technologies Ltd.* .........         910,052
      53,300   Microsoft Corporation ...........................       1,369,810
      79,650   Oracle Corporation* .............................       1,009,962
      38,200   Symantec Corporation* ...........................         911,070
                                                                     -----------
                                                                       4,200,894
                                                                     -----------
               SPECIALTY RETAIL--1.6%
      35,200   Bed Bath & Beyond Inc.* .........................       1,426,304
                                                                     -----------
               TOBACCO--1.0%
      11,800   Altria Group, Inc. ..............................         885,590
                                                                     -----------
               Total Common Stocks
                 (Cost $81,807,970) ............................      87,882,568
                                                                     -----------

   PRINCIPAL
    AMOUNT     SHORT-TERM INVESTMENTS--1.8%
  ----------
               U.S. AGENCY OBLIGATIONS
  $1,670,000   Federal National Mortgage Association, 3.62%,
                 11/1/05 (Cost $1,670,000) .....................       1,670,000
                                                                     -----------
Total Investments
  (Cost $83,477,970)(a) .............................      98.9%      89,552,568
Other Assets in Excess of Liabilities ...............       1.1          998,382
                                                          -----      -----------
Net Assets ..........................................     100.0%     $90,550,950
                                                          =====      ===========

----------
*   Non-income producing security.

#   American Depositary Receipts.

(a) At October 31, 2005, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $84,360,362 amounted to $5,192,206 which consisted of aggregate gross unrealized appreciation of $7,720,489 and aggregate gross unrealized depreciation of $2,528,283.

                       See Notes to Financial Statements.

                                                                            -17-
THE ALGER INSTITUTIONAL FUNDS
ALGER SMALLCAP GROWTH INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS

October 31, 2005

    SHARES     COMMON STOCKS--92.0%                                       VALUE
   ---------                                                            --------
               AEROSPACE & DEFENSE--3.3%
      47,550   BE Aerospace, Inc.* .............................     $   862,081
      21,750   Esterline Technologies Corporation* .............         818,887
      25,100   SI International Inc.* ..........................         724,637
                                                                     -----------
                                                                       2,405,605
                                                                     -----------
               AIRLINES--1.1%
      52,250   AirTran Holdings, Inc.* .........................         781,660
                                                                     -----------
               AUTO COMPONETS--.7%
      17,900   LKQ Corporation* ................................         542,370
                                                                     -----------
               COMMERCIAL BANKS--1.2%
      31,650   Boston Private Financial Holdings, Inc. .........         916,268
                                                                     -----------
               BIOTECHNOLOGY--4.8%
      42,050   Alkermes, Inc.* .................................         684,994
      53,950   Encysive Pharmaceuticals Inc.* ..................         566,475
      22,800   Keryx Biopharmaceuticals, Inc.* .................         329,460
      30,250   Rigel Pharmaceuticals, Inc.* ....................         679,113
      27,300   Theravance, Inc.* ...............................         591,591
      30,600   Vertex Pharmaceuticals Incorporated* ............         696,150
                                                                     -----------
                                                                       3,547,783
                                                                     -----------
               CAPITAL MARKETS--3.1%
       9,800   Affiliated Managers Group, Inc.* ................         752,150
      15,500   Greenhill & Co., Inc. ...........................         743,225
      16,950   National Financial Partners Corporation .........         766,649
                                                                     -----------
                                                                       2,262,024
                                                                     -----------
               CHEMICALS--.9%
      21,550   Westlake Chemical Corporation ...................         627,105
                                                                     -----------
               COMMERCIAL SERVICES & SUPPLIES--5.2%
      13,450   CoStar Group Inc.* ..............................         644,927
      33,650   FTI Consulting, Inc.* ...........................         921,001
      29,650   Gevity HR, Inc. .................................         763,191
      35,900   Navigant Consulting, Inc.* ......................         752,823
      24,550   Universal Technical Institute Inc.* .............         769,151
                                                                     -----------
                                                                       3,851,093
                                                                     -----------
               COMMUNICATION EQUIPMENT--1.8%
      11,975   F5 Networks, Inc.* ..............................         623,059
      59,200   Powerwave Technologies, Inc.* ...................         663,632
                                                                     -----------
                                                                       1,286,691
                                                                     -----------
               COMPUTER SERVICES--1.0%
      36,300   Open Solutions Inc.* ............................         777,183
                                                                     -----------
               COMPUTER TECHNOLOGY--.9%
      55,250   Secure Computing Corporation* ...................         661,895
                                                                     -----------
               CONSTRUCTION & ENGINEERING--1.2%
      22,200   URS Corporation* ................................         897,546
                                                                     -----------
               ELECTRONIC EQUIPMENT & INSTRUMENTS--.5%
      12,900   Multi-Fineline Electronix, Inc.* ................         343,398
                                                                     -----------

                                                                            -18-
THE ALGER INSTITUTIONAL FUNDS
ALGER SMALLCAP GROWTH INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005

    SHARES     COMMON STOCKS (CONTINUED)                                 VALUE
   ---------                                                            --------
               ENERGY EQUIPMENT & SERVICES--2.8%
      28,400   Hornbeck Offshore Services, Inc.* ...............     $   914,764
      13,000   Lone Star Technologies, Inc.* ...................         594,750
      30,800   Pioneer Drilling Company* .......................         527,604
                                                                     -----------
                                                                       2,037,118
                                                                     -----------
               FINANCIAL INFORMATION SERVICES--1.1%
      17,700   GFI Group Inc.* .................................         795,792
                                                                     -----------
               FOOD & STAPLES RETAILING--.9%
      22,600   Performance Food Group Co.* .....................         623,534
                                                                     -----------
               FOREIGN SEA FREIGHT--.8%
      37,350   Genco Shipping & Trading Ltd.* ..................         613,661
                                                                     -----------
               HEALTH CARE EQUIPMENT & SUPPLIES--6.1%
      16,000   Haemonetics Corporation* ........................         775,200
      15,250   Hologic, Inc.* ..................................         845,765
      47,700   Illumina, Inc.* .................................         742,689
       6,100   Intuitive Surgical, Inc.* .......................         541,253
      18,250   Sybron Dental Specialties, Inc.* ................         782,925
      21,800   Ventana Medical Systems, Inc.* ..................         835,594
                                                                     -----------
                                                                       4,523,426
                                                                     -----------
               HEALTH CARE PROVIDERS & SERVICES--6.6%
      16,850   Psychiatric Solutions, Inc.* ....................         921,695
      11,850   Sierra Health Services, Inc.* ...................         888,750
      24,750   Sunrise Senior  Living Inc.* ....................         800,415
      38,200   Symbion, Inc.* ..................................         864,466
      25,750   VCA Antech, Inc.* ...............................         664,350
      23,250   WellCare Health Plans Inc.* .....................         732,375
                                                                     -----------
                                                                       4,872,051
                                                                     -----------
               HOTELS, MOTELS, AND TOURIST COURTS--.4%
      14,750   Isle of Capri Casinos, Inc.* ....................         313,880
                                                                     -----------
               HOTELS, RESTAURANTS & LEISURE--1.9%
      28,142   Applebee's International, Inc. ..................         616,591
      15,500   Red Robin Gourmet Burgers Inc.* .................         747,565
                                                                     -----------
                                                                       1,364,156
                                                                     -----------
               INSURANCE--2.1%
      31,400   Ohio Casualty Corporation .......................         856,592
      11,900   Platinum Underwriters Holdings, Inc. ............         339,031
      24,450   Universal American Financial Corp.* .............         361,860
                                                                     -----------
                                                                       1,557,483
                                                                     -----------

                                                                            -19-
THE ALGER INSTITUTIONAL FUNDS
ALGER SMALLCAP GROWTH INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005

    SHARES     COMMON STOCKS (CONTINUED)                                 VALUE
   ---------                                                            --------
               INTERNET SOFTWARE & SERVICES--5.6%
      41,450   Allscripts Healthcare Solutions, Inc.* ..........     $   663,200
      27,400   aQuantive, Inc.* ................................         593,210
      80,400   iVillage Inc.* ..................................         590,940
      43,650   Jupitermedia Corporation* .......................         742,050
       7,550   Netease.com Inc. ADR*# ..........................         575,839
      30,800   Openwave Systems, Inc.* .........................         550,396
       6,550   TNS Inc.* .......................................         115,149
      13,150   WebEx Communications, Inc.* .....................         301,267
                                                                     -----------
                                                                       4,132,051
                                                                     -----------
               INFORMATION TECHNOLOGY  SERVICES--1.6%
      17,400   Global Payments Inc. ............................         745,590
      31,900   Kanbay International Inc.* ......................         465,102
                                                                     -----------
                                                                       1,210,692
                                                                     -----------
               LEISURE EQUIPMENT & PRODUCTS--1.2%
      24,200   LIFE TIME FITNESS, Inc.* ........................         898,788
                                                                     -----------
               MACHINERY--3.9%
      17,450   Actuant Corporation Cl. A .......................         849,815
      18,500   Bucyrus International, Inc. Cl. A ...............         768,675
      18,950   Gardner Denver Inc.* ............................         920,970
      12,550   Watts Water Technologies, Inc. Cl. A ............         348,388
                                                                     -----------
                                                                       2,887,848
                                                                     -----------
               MEDIA--3.1%
     115,350   Harris Interactive Inc.* ........................         481,009
      10,440   Media General, Inc. Cl. A .......................         550,710
      87,150   Spanish Broadcasting System, Inc. Cl. A* ........         531,614
      53,650   World Wrestling Entertainment, Inc. Cl. A .......         684,037
                                                                     -----------
                                                                       2,247,370
                                                                     -----------
               MEDICAL TECHNOLOGY--.4%
       9,050   Syneron Medical Ltd.* ...........................         325,257
                                                                     -----------
               METALS & MINING--2.0%
      27,500   Alpha Natural Resources, Inc.* ..................         653,125
      10,000   Cleveland-Cliffs Inc. ...........................         815,400
                                                                     -----------
                                                                       1,468,525
                                                                     -----------
               OIL & GAS--4.0%
      23,900   Carrizo Oil & Gas, Inc.* ........................         619,966
      23,700   Energy Partners, Ltd. ...........................         601,269
      93,350   Grey Wolf, Inc.* ................................         716,928
      21,764   TODCO* ..........................................         973,939
                                                                     -----------
                                                                       2,912,102
                                                                     -----------
               PHARMACEUTICALS--1.5%
      41,150   Impax Laboratories, Inc.* .......................         436,190
      40,750   Medicines Company* ..............................         698,455
                                                                     -----------
                                                                       1,134,645
                                                                     -----------

                                                                            -20-
THE ALGER INSTITUTIONAL FUNDS
ALGER SMALLCAP GROWTH INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005

    SHARES     COMMON STOCKS (CONTINUED)                                 VALUE
   ---------                                                            --------
               PHARMACEUTICAL PREPARATIONS--1.0%
      19,200   Adams Respiratory Therapeutics, Inc.* ...........     $   718,080
                                                                     -----------
               RETAIL--.9%
      23,800   Phillips-Van Heusen Corporation .................         677,110
                                                                     -----------
               ROAD & RAIL--1.2%
      23,700   Landstar Systems, Inc. ..........................         912,924
                                                                     -----------
               SEMICONDUCTOR CAPITAL EQUIPMENT--2.7%
      22,550   FormFactor Inc.* ................................         555,181
      30,700   SiRF Technology Holdings, Inc.* .................         791,753
      39,450   Veeco Instruments Inc.* .........................         626,861
                                                                     -----------
                                                                       1,973,795
                                                                     -----------
               SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT--4.2%
      22,250   ATMI, Inc.* .....................................         607,647
      30,350   Microsemi Corporation* ..........................         703,209
      27,050   Photronics, Inc.* ...............................         486,900
      23,500   Tessera Technologies Inc.* ......................         655,650
      21,450   Trident Microsystems, Inc.* .....................         649,077
                                                                     -----------
                                                                       3,102,483
                                                                     -----------
               SOFTWARE--4.0%
      17,650   Hyperion Solutions Corporation* .................         853,554
      48,300   Quest Software, Inc.* ...........................         671,853
      18,050   Take-Two Interactive Software, Inc.* ............         372,733
      46,150   Verifone Holdings Inc.* .........................       1,070,680
                                                                     -----------
                                                                       2,968,820
                                                                     -----------
               SPECIALTY RETAIL--2.5%
      30,650   AnnTaylor Stores Corporation* ...................         743,876
      25,200   DSW Inc. Cl. A* .................................         524,664
      11,500   Guitar Center, Inc.* ............................         599,265
                                                                     -----------
                                                                       1,867,805
                                                                     -----------
               THRIFTS & MORTGAGE FINANCE--.9%
      46,600   Brookline Bancorp, Inc. .........................         654,730
                                                                     -----------
               WIRELESS TELECOMMUNICATION SERVICES--2.9%
      38,100   InPhonic, Inc.* .................................         550,926
      58,850   SBA Communications Corporation Cl. A* ...........         869,215
      80,800   UbiquiTel Inc.* .................................         698,112
                                                                     -----------
                                                                       2,118,253
                                                                     -----------
               Total Common Stocks
                 (Cost $59,642,904) ............................      67,813,000
                                                                     -----------

                                                                            -21-
THE ALGER INSTITUTIONAL FUNDS
ALGER SMALLCAP GROWTH INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005

   PRINCIPAL
    AMOUNT     SHORT-TERM INVESTMENTS--7.1%                               VALUE
   ---------                                                            --------
               U.S. AGENCY OBLIGATIONS
  $5,270,000   Federal National Mortgage Association, 3.62%,
                 11/1/05 (Cost $5,270,000) .....................     $ 5,270,000
                                                                     -----------
Total Investments
  (Cost $64,912,904)(a) ..............................     99.1%      73,083,000
Other Assets in Excess of Liabilities ................      0.9          628,326
                                                          -----      -----------
Net Assets ...........................................    100.0%     $73,711,326
                                                          =====      ===========






----------
*   Non-income producing security.

#   American Depositary Receipts.

(a) At October 31, 2005, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $65,011,602 amounted to $8,071,398 which consisted of aggregate gross unrealized appreciation of $11,250,909 and aggregate gross unrealized depreciation of $3,179,511.

                       See Notes to Financial Statements.

                                                                            -22-
THE ALGER INSTITUTIONAL FUNDS
ALGER MIDCAP GROWTH INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS
October 31, 2005

    SHARES     COMMON STOCKS--94.4%                                    VALUE
   ---------                                                          --------
               AEROSPACE & DEFENSE--1.0%
     138,275   L-3 Communications Holdings, Inc. .................   $10,760,561
                                                                     -----------
               BIOTECHNOLOGY--3.5%
     100,600   Celgene Corporation* ..............................     5,643,660
     511,600   Charles River Laboratories International, Inc.* ...    22,387,616
   1,347,300   Human Genome Sciences, Inc.* ......................    11,249,955
                                                                     -----------
                                                                      39,281,231
                                                                     -----------
               CAPITAL MARKETS--3.6%
     240,080   Affiliated Managers Group, Inc.* ..................    18,426,140
     104,700   Legg Mason, Inc. ..................................    11,235,357
     231,000   National Financial Partners Corporation ...........    10,448,130
                                                                     -----------
                                                                      40,109,627
                                                                     -----------
               CHEMICALS--.9%
     392,200   Lyondell  Chemical Company ........................    10,510,960
                                                                     -----------
               COMMERCIAL SERVICES & SUPPLIES--3.6%
     522,000   Education Management Corporation* .................    16,098,480
     639,500   Net 1 UEPS Technologies, Inc.* ....................    13,403,920
     279,400   West Corporation* .................................    11,022,330
                                                                     -----------
                                                                      40,524,730
                                                                     -----------
               COMMUNICATION EQUIPMENT--1.8%
     324,700   Research In Motion Limited* .......................    19,965,803
                                                                     -----------
               COMMUNICATION TECHNOLOGY--1.7%
     740,050   Nextel Partners, Inc. Cl. A* ......................    18,612,258
                                                                     -----------
               COMPUTERS & PERIPHERALS--5.1%
     333,250   Apple Computer, Inc.* .............................    19,191,867
     340,500   M-Systems Flash Disk Pioneers Ltd.* ...............    10,790,445
     403,900   Network Appliance, Inc.* ..........................    11,050,704
   1,324,400   Western Digital Corporation* ......................    16,025,240
                                                                     -----------
                                                                      57,058,256
                                                                     -----------
               COMPUTER TECHNOLOGY--.6%
     164,950   NAVTEQ* ...........................................     6,452,844
                                                                     -----------
               ELECTRIC AND ELECTRONIC EQUIPMENT--1.4%
     428,100   Roper Industries, Inc. ............................    16,139,370
                                                                     -----------
               ELECTRONICS--1.0%
     770,300   Nintendo Co., Ltd. ADR# ...........................    10,720,188
                                                                     -----------
               ENERGY EQUIPMENT & SERVICES--6.2%
     634,800   BJ Services Company ...............................    22,059,300
     120,800   Lone Star Technologies, Inc.* .....................     5,526,600
     531,950   National-Oilwell Varco Inc.* ......................    33,230,916
     397,250   Williams Companies, Inc. (The) ....................     8,858,675
                                                                     -----------
                                                                      69,675,491
                                                                     -----------
               ENGINEERING--1.3%
     224,000   Jacobs Engineering Group Inc.* ....................    14,280,000
                                                                     -----------
               FINANCIAL INFORMATION SERVICES--1.3%
     455,400   Genworth Financial Inc. Cl. A .....................    14,431,626
                                                                     -----------

                                                                            -23-
THE ALGER INSTITUTIONAL FUNDS
ALGER MIDCAP GROWTH INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005

    SHARES     COMMON STOCKS (CONTINUED)                                 VALUE
   ---------                                                            --------
               FINANCIAL SERVICES--1.5%
   1,373,800   Hudson City Bancorp Inc. ..........................   $16,265,792
                                                                     -----------
               HEALTH CARE EQUIPMENT & SUPPLIES--1.2%
     151,600   Intuitive Surgical, Inc.* .........................    13,451,468
                                                                     -----------
               HEALTH CARE PROVIDERS & SERVICES--11.2%
     192,650   Community Health Systems Inc.* ....................     7,149,241
     399,400   DaVita, Inc.* .....................................    19,642,492
     320,300   Health Net Inc.* ..................................    15,002,852
     414,100   Humana Inc.* ......................................    18,381,899
     312,000   Medco Health Solutions, Inc.* .....................    17,628,000
     405,800   Psychiatric Solutions, Inc.* ......................    22,197,260
     198,700   Sierra Health Services, Inc.* .....................    14,902,500
     295,800   Sunrise Senior Living Inc.* .......................     9,566,172
                                                                     -----------
                                                                     124,470,416
                                                                     -----------
               HOTELS, RESTAURANTS & LEISURE--1.7%
      84,300   Kerzner International Limited* ....................     4,918,905
     305,100   Wynn Resorts, Limited* ............................    14,242,068
                                                                     -----------
                                                                      19,160,973
                                                                     -----------
               INTERNET & CATALOG RETAIL--2.9%
   1,206,217   Netflix  Inc.* ....................................    31,856,191
                                                                     -----------
               INTERNET SOFTWARE & SERVICES--4.3%
     718,100   iVillage Inc.* ....................................     5,278,035
     195,600   Netease.com Inc. ADR*# ............................    14,918,412
     437,700   SINA Corp.* .......................................    11,095,695
     603,400   VeriSign, Inc.* ...................................    14,258,342
      99,500   WebEx Communications, Inc.* .......................     2,279,545
                                                                     -----------
                                                                      47,830,029
                                                                     -----------
               INFORMATION TECHNOLOGY  SERVICES--.6%
   1,208,600   Sapient Corporation* ..............................     6,272,634
                                                                     -----------
               LEISURE & ENTERTAINMENT--.4%
     397,700   CKX, Inc.* ........................................     4,987,158
                                                                     -----------
               MACHINERY--2.1%
     121,125   Joy Global Inc. ...................................     5,556,004
     325,400   Terex Corporation* ................................    17,887,238
                                                                     -----------
                                                                      23,443,242
                                                                     -----------
               MACHINERY--OIL WELL EQUIPMENT & SERVICES--1.6%
     532,950   Patterson-UTI Energy, Inc. ........................    18,189,584
                                                                     -----------
               MANUFACTURING--.9%
     455,100   American Power Conversion Corp. ...................     9,734,589
                                                                     -----------
               MEDIA--5.2%
     163,250   Lamar Advertising Company, Cl. A* .................     7,284,215
   2,438,850   Sirius Satellite Radio Inc.* ......................    15,218,424
     706,800   Univision Communications Inc. Cl. A* ..............    18,475,752
     601,450   XM Satellite Radio Holdings Inc. Cl. A* ...........    17,339,803
                                                                     -----------
                                                                      58,318,194
                                                                     -----------

                                                                            -24-
THE ALGER INSTITUTIONAL FUNDS
ALGER MIDCAP GROWTH INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005

    SHARES     COMMON STOCKS (CONTINUED)                                 VALUE
   ---------                                                            --------
               MEDICAL TECHNOLOGY--1.4%
     426,600   Syneron Medical Ltd.* ..........................   $   15,332,004
                                                                  --------------
               METALS & MINING--4.5%
     204,400   Cleveland-Cliffs Inc. ..........................       16,666,776
     434,500   Peabody Energy Corporation .....................       33,960,520
                                                                  --------------
                                                                      50,627,296
                                                                  --------------
               OIL & GAS--4.6%
     571,100   Chesapeake Energy Corporation ..................       18,332,310
     342,200   Frontier Oil Corporation .......................       12,620,336
     462,050   Talisman Energy Inc. ...........................       20,464,194
                                                                  --------------
                                                                      51,416,840
                                                                  --------------
               PERSONAL CARE--1.0%
     147,900   Bausch & Lomb Incorporated. ....................       10,972,701
                                                                  --------------
               PHARMACEUTICALS--2.0%
     395,250   Sepracor Inc.* .................................       22,232,813
                                                                  --------------
               SEMICONDUCTOR CAPITAL EQUIPMENT--.5%
     219,240   SiRF Technology Holdings, Inc.* ................        5,654,200
                                                                  --------------
               SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT--4.8%
     536,900   Altera Corporation* ............................        8,939,385
   1,037,200   Cypress Semiconductor Corporation* .............       14,105,920
     464,100   Photronics, Inc.* ..............................        8,353,800
     797,000   Tessera Technologies Inc.* .....................       22,236,300
                                                                  --------------
                                                                      53,635,405
                                                                  --------------
               SOFTWARE--3.3%
     480,000   Check Point Software Technologies Ltd.* ........       10,732,800
     655,200   Take-Two Interactive Software, Inc.* ...........       13,529,880
     556,800   Verifone Holdings Inc.* ........................       12,917,760
                                                                  --------------
                                                                      37,180,440
                                                                  --------------
               SPECIALTY RETAIL--2.6%
     432,900   Bed Bath & Beyond Inc.* ........................       17,541,108
     316,893   Gamestop Corp. Cl. A* ..........................       11,243,364
                                                                  --------------
                                                                      28,784,472
                                                                  --------------
               TEXTILES, APPAREL & LUXURY GOODS--1.0%
     351,900   Coach, Inc.* ...................................       11,324,142
                                                                  --------------
               WIRELESS TELECOMMUNICATION SERVICES--2.1%
     374,700   Alamosa Holdings, Inc.* ........................        5,545,560
     221,200   NII Holdings Inc. Cl. B* .......................       18,341,903
                                                                  --------------
                                                                      23,887,463
                                                                  --------------
               Total Common Stocks
                 (Cost $982,021,979) ..........................   $1,053,550,991
                                                                  --------------

                                                                            -25-
THE ALGER INSTITUTIONAL FUNDS
ALGER MIDCAP GROWTH INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005

   PRINCIPAL
    AMOUNT     SHORT-TERM INVESTMENTS--3.6%                              VALUE
   ---------                                                            --------
               U.S. AGENCY OBLIGATIONS
 $40,150,000   Federal National Mortgage Association, 3.62%,
                 11/1/05 (Cost $40,150,000) ...................   $   40,150,000
                                                                  --------------
Total Investments
  (Cost $1,022,171,979)(a) .............................    98.0%  1,093,700,991
Other Assets in Excess of Liabilities ..................     2.0      21,912,407
                                                           -----  --------------
Net Assets .............................................   100.0% $1,115,613,398
                                                           =====  ==============






----------
*   Non-income producing security.

#   American Depositary Receipts.

(a) At October 31, 2005, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $1,028,858,568, amounted to $64,842,423 which consisted of aggregate gross unrealized appreciation of $99,781,655 and aggregate gross unrealized depreciation of $34,939,232.

                       See Notes to Financial Statements.

                                                                            -26-
THE ALGER INSTITUTIONAL FUNDS
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS
October 31, 2005

    SHARES     COMMON STOCKS--97.3%                                      VALUE
   ---------                                                            --------
               AEROSPACE & DEFENSE--2.2%
      10,800   General Dynamics Corporation ......................   $ 1,256,040
      30,400   United Technologies Corporation ...................     1,558,912
                                                                     -----------
                                                                       2,814,952
                                                                     -----------
               AIR FREIGHT & LOGISTICS--1.6%
      24,300   UTI Worldwide, Inc. ...............................     2,078,622
                                                                     -----------
               BEVERAGES--.5%
      11,700   PepsiCo, Inc. .....................................       691,236
                                                                     -----------
               BIOTECHNOLOGY--4.9%
       8,000   Affymetrix Inc.* ..................................       363,440
      14,700   Amgen Inc.* .......................................     1,113,672
      11,600   Celgene Corporation* ..............................       650,760
      22,100   Genentech, Inc.* ..................................     2,002,260
      19,300   Gilead Sciences, Inc.* ............................       911,925
      13,500   MedImmune, Inc.* ..................................       472,230
      35,800   Vertex Pharmaceuticals Incorporated* ..............       814,450
                                                                     -----------
                                                                       6,328,737
                                                                     -----------
               CAPITAL MARKETS--.9%
      14,875   Ameritrade Holding Corporation* ...................       312,821
       7,800   Legg Mason, Inc. ..................................       837,018
                                                                     -----------
                                                                       1,149,839
                                                                     -----------
               CHEMICALS--.9%
      28,400   Lubrizol Corporation ..............................     1,181,156
                                                                     -----------
               COMMUNICATION EQUIPMENT--1.9%
      60,200   Motorola, Inc. ....................................     1,334,032
      29,250   QUALCOMM Inc. .....................................     1,162,980
                                                                     -----------
                                                                       2,497,012
                                                                     -----------
               COMMUNICATION TECHNOLOGY--2.1%
     106,000   Nextel Partners, Inc. Cl. A* ......................     2,665,900
                                                                     -----------
               COMPUTERS & PERIPHERALS--3.5%
       9,900   Apple Computer, Inc.* .............................       570,141
      19,200   Dell Inc.* ........................................       612,096
      91,800   EMC Corporation* ..................................     1,281,528
      47,800   Network Appliance, Inc.* ..........................     1,307,808
      65,800   Western Digital Corporation* ......................       796,180
                                                                     -----------
                                                                       4,567,753
                                                                     -----------
               COMPUTER TECHNOLOGY--.8%
      25,100   NAVTEQ* ...........................................       981,912
                                                                     -----------
               DIVERSIFIED FINANCIAL SERVICES--1.0%
      28,000   Citigroup Inc. ....................................     1,281,840
                                                                     -----------
               ELECTRIC AND ELECTRONIC EQUIPMENT--.5%
      17,900   Roper Industries, Inc. ............................       674,830
                                                                     -----------

                                                                            -27-
THE ALGER INSTITUTIONAL FUNDS
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005

    SHARES     COMMON STOCKS (CONTINUED)                                 VALUE
   ---------                                                            --------
               ENERGY EQUIPMENT & SERVICES--3.3%
      60,300   National-Oilwell Varco Inc.* ......................   $ 3,766,941
       6,100   Schlumberger Limited ..............................       553,697
                                                                     -----------
                                                                       4,320,638
                                                                     -----------
               FINANCIAL INFORMATION SERVICES--1.0%
      38,900   Genworth Financial Inc. Cl. A .....................     1,232,741
                                                                     -----------
               FINANCIAL SERVICES--.3%
      32,600   Hudson City Bancorp Inc. ..........................       385,984
                                                                     -----------
               FOOD & STAPLES RETAILING--4.1%
     122,300   CVS Corporation ...................................     2,985,343
      49,600   Wal-Mart Stores, Inc. .............................     2,346,576
                                                                     -----------
                                                                       5,331,919
                                                                     -----------
               FREIGHT & LOGISTICS--1.1%
      15,800   FedEx Corp. .......................................     1,452,494
                                                                     -----------
               HEALTH CARE--1.0%
      17,600   WellPoint Inc.* ...................................     1,314,368
                                                                     -----------
               HEALTH CARE EQUIPMENT & SUPPLIES--2.3%
       5,000   Hologic, Inc.* ....................................       277,300
      23,600   Medtronic, Inc. ...................................     1,337,176
      29,800   St. Jude Medical, Inc.* ...........................     1,432,486
                                                                     -----------
                                                                       3,046,962
                                                                     -----------
               HEALTH CARE PROVIDERS & SERVICES--4.7%
      13,800   AmerisourceBergen Corporation .....................     1,052,526
      32,100   Caremark Rx, Inc.* ................................     1,682,040
      11,400   CIGNA Corporation .................................     1,320,918
       6,400   McKesson Corporation ..............................       290,752
      21,600   PacifiCare Health Systems, Inc.* ..................     1,778,976
                                                                     -----------
                                                                       6,125,212
                                                                     -----------
               HOTELS, RESTAURANTS & LEISURE--2.2%
      13,400   Carnival Corporation ..............................       665,578
      32,900   Fairmont Hotels & Resorts Inc. ....................     1,070,237
      39,900   Penn National Gaming, Inc.* .......................     1,179,045
                                                                     -----------
                                                                       2,914,860
                                                                     -----------
               HOUSEHOLD PRODUCTS--2.9%
      67,102   Procter & Gamble Company ..........................     3,757,041
                                                                     -----------
               INDUSTRIAL CONGLOMERATES--2.2%
      76,900   General Electric Company ..........................     2,607,679
       9,100   Tyco International Ltd. ...........................       240,149
                                                                     -----------
                                                                       2,847,828
                                                                     -----------
               INSURANCE--.6%
      11,600   American International Group, Inc. ................       751,680
                                                                     -----------
               INTERNET & CATALOG RETAIL--.7%
      21,200   eBay Inc.* ........................................       839,520
                                                                     -----------

                                                                            -28-
THE ALGER INSTITUTIONAL FUNDS
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005

    SHARES     COMMON STOCKS (CONTINUED)                                 VALUE
   ---------                                                            --------
               INTERNET SOFTWARE & SERVICES--8.9%
      17,300   Google Inc. Cl. A* ................................   $ 6,438,022
      14,200   Netease.com Inc. ADR#* ............................     1,083,034
     110,100   Yahoo! Inc.* ......................................     4,070,397
                                                                     -----------
                                                                      11,591,453
                                                                     -----------
               LEISURE & ENTERTAINMENT--.5%
      25,500   Shanda Interactive Entertainment Ltd. ADR*# .......       631,635
                                                                     -----------
               MACHINERY--1.6%
      22,400   Caterpillar Inc. ..................................     1,178,016
      16,900   Terex Corporation* ................................       928,993
                                                                     -----------
                                                                       2,107,009
                                                                     -----------
               MACHINERY--OIL WELL EQUIPMENT & SERVICES--1.4%
      54,800   Patterson-UTI Energy, Inc. ........................     1,870,324
                                                                     -----------
               MARINE CARGO HANDLING--.1%
       3,200   American Commercial Lines Inc.* ...................        89,984
                                                                     -----------
               MEDIA--4.8%
      52,400   Disney (Walt) Company .............................     1,276,988
      21,700   Pixar* ............................................     1,100,841
     100,600   Time Warner Inc. ..................................     1,793,698
      65,500   Viacom Inc. Cl. B .................................     2,028,535
                                                                     -----------
                                                                      6,200,062
                                                                     -----------
               METALS & MINING--4.4%
      22,400   Alpha Natural Resources, Inc.* ....................       532,000
      56,000   Peabody Energy Corporation ........................     4,376,960
       6,200   Phelps Dodge Corporation ..........................       746,914
                                                                     -----------
                                                                       5,655,874
                                                                     -----------
               MULTILINE RETAIL--.7%
      19,800   Kohl's Corporation* ...............................       952,974
                                                                     -----------
               OIL & GAS--.3%
      14,600   Energy Partners, Ltd.* ............................       370,402
                                                                     -----------
               PERSONAL CARE--.7%
      12,100   Bausch & Lomb Incorporated ........................       897,699
                                                                     -----------
               PERSONAL PRODUCTS--.5%
      24,100   Avon Products, Inc. ...............................       650,459
                                                                     -----------
               PHARMACEUTICALS--8.1%
      19,500   AstraZeneca PLC Sponsored ADR# ....................       875,550
      73,575   IVAX Corporation* .................................     2,100,566
      41,900   Johnson & Johnson .................................     2,623,778
      27,400   Novartis AG ADR# ..................................     1,474,668
      28,400   Sanofi-Aventis ADR# ...............................     1,139,408
      65,200   Schering-Plough Corporation .......................     1,326,168
      18,100   Sepracor Inc.* ....................................     1,018,125
                                                                     -----------
                                                                      10,558,263
                                                                     -----------
               ROAD & RAIL--.9%
      18,600   Burlington Northern Santa Fe Corporation ..........     1,154,316
                                                                     -----------

                                                                            -29-
THE ALGER INSTITUTIONAL FUNDS
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005

    SHARES     COMMON STOCKS (CONTINUED)                                 VALUE
   ---------                                                            --------
               SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT--5.1%
      54,400   Advanced Micro Devices, Inc.* ...................    $ 1,263,168
      21,300   Intel Corporation ...............................        500,550
      61,100   Marvell Technology Group Ltd.* ..................      2,835,651
      28,600   Silicon Storage Technology Inc.* ................        144,430
      58,300   Tessera Technologies Inc.* ......................      1,626,570
       8,400   Trident Microsystems, Inc.* .....................        254,184
                                                                   ------------
                                                                      6,624,553
                                                                   ------------
               SOFTWARE--6.3%
     183,700   Microsoft Corporation ...........................      4,721,090
      71,500   Oracle Corporation* .............................        906,620
     110,850   Verifone Holdings Inc.* .........................      2,571,720
                                                                   ------------
                                                                      8,199,430
                                                                   ------------
               SPECIALTY RETAIL--1.9%
      23,400   Abercrombie & Fitch Co. Cl. A ...................      1,216,566
      20,350   Lowe's Companies, Inc. ..........................      1,236,670
                                                                   ------------
                                                                      2,453,236
                                                                   ------------
               TEXTILES, APPAREL & LUXURY GOODS--.3%
       7,400   Polo Ralph Lauren Corporation Cl. A .............        364,080
                                                                   ------------
               TOBACCO--1.0%
      17,600   Altria Group, Inc. ..............................      1,320,880
                                                                   ------------
               WIRELESS TELECOMMUNICATION SERVICES--2.6%
      50,900   Alamosa Holdings, Inc.* .........................        753,320
      11,900   America Movil S.A. de C.V. ADR Series L# ........        312,375
      45,070   American Tower Corporation Cl. A* ...............      1,074,920
      14,300   NII Holdings Inc. CI B* .........................      1,185,756
                                                                   ------------
                                                                      3,326,371
                                                                   ------------
               Total Common Stocks
                 (Cost $111,832,397) ...........................    126,254,040
                                                                   ------------
   PRINCIPAL
    AMOUNT      SHORT-TERM INVESTMENTS--4.0%
  ----------
               U.S. AGENCY OBLIGATIONS
  $5,200,000   Federal National Mortgage Association, 3.62%,
                 11/1/05 (Cost $5,200,000) .....................      5,200,000
                                                                   ------------
Total Investments
  (Cost $117,032,397) (a) ............................... 101.3%    131,454,040
Liabilities in Excess of Other Assets ...................  (1.3)     (1,735,065)
                                                          -----    ------------
Net Assets .............................................. 100.0%   $129,718,975
                                                          =====    ============

----------
*   Non-income producing security.

#   American Depositary Receipts.

(a) At October 31, 2005, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $117,088,254 amounted to $14,365,786 which consisted of aggregate gross unrealized appreciation of $16,823,398 and aggregate gross unrealized depreciation of $2,457,612.

                       See Notes to Financial Statements.

                                                                            -30-
THE ALGER INSTITUTIONAL FUNDS
ALGER BALANCED INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS
October 31, 2005

    SHARES     COMMON STOCKS--64.2%                                      VALUE
   ---------                                                            --------
               AEROSPACE & DEFENSE--1.5%
         225   General Dynamics Corporation ........................    $ 26,168
                                                                        --------
               BIOTECHNOLOGY--3.6%
         295   Amgen Inc.* .........................................      22,349
         200   Genentech, Inc.* ....................................      18,120
         240   Gilead Sciences, Inc.* ..............................      11,340
         345   MedImmune, Inc.* ....................................      12,068
                                                                        --------
                                                                          63,877
                                                                        --------
               CAPITAL MARKETS--2.1%
         190   Legg Mason, Inc. ....................................      20,389
         250   Merrill Lynch & Co., Inc. ...........................      16,185
                                                                        --------
                                                                          36,574
                                                                        --------
               CHEMICALS--.6%
         415   Lyondell Chemical Company ...........................      11,122
                                                                        --------
               COMMUNICATION EQUIPMENT--4.7%
         590   Corning Incorporated* ...............................      11,853
       1,130   Motorola, Inc. ......................................      25,041
         530   QUALCOMM Inc. .......................................      21,073
         395   Research In Motion Limited* .........................      24,288
                                                                        --------
                                                                          82,255
                                                                        --------
               COMMUNICATION TECHNOLOGY--.6%
         425   Nextel Partners, Inc. Cl. A* ........................      10,689
                                                                        --------
               COMPUTERS & PERIPHERALS--3.1%
         705   Apple Computer, Inc.* ...............................      40,601
         465   Network Appliance, Inc.* ............................      12,722
                                                                        --------
                                                                          53,323
                                                                        --------
               DIVERSIFIED FINANCIAL SERVICES--1.6%
         210   Citigroup Inc. ......................................       9,613
         355   Principal Financial Group (The)* ....................      17,619
                                                                        --------
                                                                          27,232
                                                                        --------
               DIVERSIFIED TELECOMMUNICATION SERVICES--.6%
         180   ALLTEL Corporation ..................................      11,135
                                                                        --------
               ELECTRONICS--.6%
         810   Nintendo Co., Ltd. ADR# .............................      11,273
                                                                        --------
               ENERGY EQUIPMENT & SERVICES--3.0%
         390   National-Oilwell Varco Inc.* ........................      24,364
         345   Suncor Energy, Inc. .................................      18,503
         165   Transocean Inc.* ....................................       9,485
                                                                        --------
                                                                          52,352
                                                                        --------
               FINANCIAL INFORMATION SERVICES--.7%
         365   Genworth Financial Inc. Cl. A .......................      11,567
                                                                        --------
               HEALTH CARE EQUIPMENT & SUPPLIES--1.2%
         205   Medtronic, Inc. .....................................      11,615
         200   St. Jude Medical, Inc.* .............................       9,614
                                                                        --------
                                                                          21,229
                                                                        --------

                                                                            -31-
THE ALGER INSTITUTIONAL FUNDS
ALGER BALANCED INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005

    SHARES     COMMON STOCKS (CONTINUED)                                 VALUE
   ---------                                                            --------
               HEALTH CARE PROVIDERS & SERVICES--5.8%
         430   Caremark Rx, Inc.* ..................................    $ 22,531
         155   CIGNA Corporation ...................................      17,960
         715   Humana Inc.* ........................................      31,739
         525   Medco Health Solutions, Inc.* .......................      29,663
                                                                        --------
                                                                         101,893
                                                                        --------
               HOTELS, RESTAURANTS & LEISURE--2.2%
         235   Carnival Corporation ................................      11,672
         205   Starbucks Corporation* ..............................       5,798
         345   Starwood Hotels & Resorts Worldwide, Inc. ...........      20,158
                                                                        --------
                                                                          37,628
                                                                        --------
               HOUSEHOLD PRODUCTS--1.1%
         351   Procter & Gamble Company ............................      19,653
                                                                        --------
               INSURANCE--1.6%
         265   American International Group, Inc. ..................      17,172
         345   Marsh & McLennan Companies, Inc. ....................      10,057
                                                                        --------
                                                                          27,229
                                                                        --------
               INTERNET & CATALOG RETAIL--2.4%
         680   eBay Inc.* ..........................................      26,928
         555   Netflix Inc.* .......................................      14,658
                                                                        --------
                                                                          41,586
                                                                        --------
               INTERNET SOFTWARE & SERVICES--4.4%
         110   Google Inc. Cl. A* ..................................      40,935
         965   Yahoo! Inc.* ........................................      35,676
                                                                        --------
                                                                          76,611
                                                                        --------
               MACHINERY--.8%
         275   Caterpillar Inc. ....................................      14,462
                                                                        --------
               MEDIA--4.3%
         645   Disney (Walt) Company ...............................      15,718
         885   News Corporation Cl. A ..............................      12,611
       3,570   Sirius Satellite Radio Inc.* ........................      22,277
         225   Univision Communications Inc. Cl. A* ................       5,882
         655   XM Satellite Radio Holdings Inc. Cl. A* .............      18,884
                                                                        --------
                                                                          75,372
                                                                        --------
               METALS & MINING--1.9%
         435   Peabody Energy Corporation ..........................      34,000
                                                                        --------
               MULTILINE RETAIL--.9%
         255   Federated Department Stores, Inc. ...................      15,649
                                                                        --------
               OIL & GAS--4.5%
         115   Burlington Resources Inc. ...........................       8,305
         330   Chesapeake Energy Corporation .......................      10,594
         330   Sasol Ltd. ADR# .....................................      10,553
         675   Talisman Energy Inc. ................................      29,896
         180   Valero Energy Corporation ...........................      18,943
                                                                        --------
                                                                          78,291
                                                                        --------

                                                                            -32-
THE ALGER INSTITUTIONAL FUNDS
ALGER BALANCED INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005

    SHARES     COMMON STOCKS (CONTINUED)                                VALUE
   ---------                                                          --------
               PERSONAL CARE--1.2%
         285   Bausch & Lomb Incorporated .........................   $   21,144
                                                                      ----------
               PHARMACEUTICALS--2.4%
         970   Schering-Plough Corporation ........................       19,730
         485   Wyeth ..............................................       21,611
                                                                      ----------
                                                                          41,341
                                                                      ----------
               SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT--2.1%
         675   Altera Corporation* ................................       11,238
         370   Intel Corporation ..................................        8,695
         365   Marvell Technology Group Ltd.* .....................       16,940
                                                                      ----------
                                                                          36,873
                                                                      ----------
               SOFTWARE--3.0%
         515   Check Point Software Technologies Ltd.* ............       11,516
         680   Microsoft Corporation ..............................       17,476
         930   Oracle Corporation* ................................       11,792
         485   Symantec Corporation* ..............................       11,567
                                                                      ----------
                                                                          52,351
                                                                      ----------
               SPECIALTY RETAIL--1.0%
         440   Bed Bath & Beyond Inc.* ............................       17,829
                                                                      ----------
               TOBACCO--.7%
         160   Altria Group, Inc. .................................       12,008
                                                                      ----------
               Total Common Stocks
                 (Cost $1,044,356) ................................    1,122,716
                                                                      ----------
   PRINCIPAL
    AMOUNT     CORPORATE BONDS--8.3%
   ---------
               AEROSPACE & DEFENSE--.6%
     $ 6,227   Systems 2001 Asset Trust Cl. G, 6.66%, 9/15/13(a) ..        6,596
       5,000   United Technologies, 4.875%, 11/1/06 ...............        5,019
                                                                      ----------
                                                                          11,615
                                                                      ----------
               CABLE--.3%
       6,000   Cox Communications, Inc., 5.45%, 12/15/14 ..........        5,838
                                                                      ----------
               CAPITAL MARKETS--.5%
      10,000   Goldman Sachs Group, Inc., 4.75%, 7/15/13 ..........        9,606
                                                                      ----------
               COMMERCIAL BANKS--.8%
       4,000   Associates Corp. North America, 6.95%, 11/1/18 .....        4,580
       5,000   Key Bank NA, 4.95%, 9/15/15 ........................        4,843
       5,000   Synovus Financial Corp., 5.125%, 6/15/17 ...........        4,871
                                                                      ----------
                                                                          14,294
                                                                      ----------

                                                                            -33-
THE ALGER INSTITUTIONAL FUNDS
ALGER BALANCED INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005

   PRINCIPAL
    AMOUNT     CORPORATE BONDS (CONTINUED)                               VALUE
   ---------                                                            --------
               DIVERSIFIED FINANCIAL SERVICES--1.2%
     $ 5,000   CIT Group, Inc., 5.20%, 11/3/10 ....................   $    4,999
       5,000   JPMorgan Chase & Co., 7.00%, 11/15/09 ..............        5,358
      10,000   J.P. Morgan Chase & Co., 4.60%, 1/17/11 ............        9,755
                                                                      ----------
                                                                          20,112
                                                                      ----------
               DIVERSIFIED TELECOMMUNICATION SERVICES--.8%
      15,000   Telecom Italia Capital, 4.95%, 9/30/14 .............       14,259
                                                                      ----------
               ELECTRIC UTILITIES--.6%
      10,000   First Energy, 5.65%, 6/15/09(a) ....................       10,135
                                                                      ----------
               FINANCE--.5%
       5,000   Caterpillar Financial Services Corporation,
                 3.70%, 8/15/08 ...................................        4,856
       5,000   SLM Corp., 4.50%, 7/26/10 ..........................        4,884
                                                                      ----------
                                                                           9,740
                                                                      ----------
               GAS UTILITIES--.3%
       5,000   Nisource Inc., 5.25%, 9/15/17 ......................        4,793
                                                                      ----------
               HEALTH CARE PROVIDERS & SERVICES--.6%
       5,000   Manor Care, Inc., 6.25%, 5/1/13 ....................        5,158
       5,000   Quest Diagnostics Incorporated, 5.125%, 11/1/10(a) .        4,996
                                                                      ----------
                                                                          10,154
                                                                      ----------
               INSURANCE--.6%
       5,000   Markel Corp., 7.00%, 5/15/08 .......................        5,195
       5,000   The Chubb Corporation, 4.93%, 11/16/07 .............        5,001
                                                                      ----------
                                                                          10,196
                                                                      ----------
               MEDIA--.3%
       3,000   Comcast Corporation, 6.50%, 1/15/15 ................        3,149
       2,000   Liberty Media Corporation Floating Rate Note,
                 5.37%, 9/17/06 ...................................        2,016
                                                                      ----------
                                                                           5,165
                                                                      ----------
               METAL FABRICATING--.3%
       5,000   Timken Co., 5.75%, 2/15/10 .........................        5,005
                                                                      ----------
               OIL & GAS--.3%
       5,000   Canadian Natural Resources, 4.90%, 12/1/14 .........        4,863
                                                                      ----------
               OIL AND GAS EXTRACTION--.3%
       5,000   Enterprise Products Partners Series B, 5.60%,
                 10/15/14 .........................................        4,915
                                                                      ----------
               WIRELESS TELECOMMUNICATION SERVICES--.3%
       5,000   Nextel Communications, Inc., 7.375%, 8/1/15 ........        5,296
                                                                      ----------
               Total Corporate Bonds
                 (Cost $149,081) ..................................      145,986
                                                                      ----------

                                                                            -34-
THE ALGER INSTITUTIONAL FUNDS
ALGER BALANCED INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005

   PRINCIPAL
    AMOUNT                                                               VALUE
   ---------                                                            --------
               U.S. GOVERNMENT & AGENCY OBLIGATIONS--23.1%
               Federal National Mortgage Association,
     $20,000     4.25%, 7/15/07 ...................................    $  19,882
       7,000     3.25%, 8/15/08 ...................................        6,748
       5,000     4.25%, 5/15/09 ...................................        4,935
      15,000     4.01%, 10/21/09 ..................................       14,616
      20,000     4.30%, 1/19/10 ...................................       19,655
      10,000     5.00%, 4/19/10 ...................................        9,954
       8,177     4.80%, 4/25/10 ...................................        8,124
      15,000     4.125%, 4/15/14 ..................................       14,194
       5,000     6.625%, 11/15/30 .................................        6,035
               Federal Home Loan Mortgage Corporation,
      30,000     4.125%, 11/18/09 .................................       29,340
      15,000     4.30%, 2/3/11 ....................................       14,523
      10,000     4.50%, 1/15/14 ...................................        9,748
               Federal Home Loan Banks,
       9,770     4.75%, 10/25/10 ..................................        9,678
      10,000     5.50%, 5/18/15 ...................................        9,819
               U.S. Treasury Bonds,
       5,000     7.50%, 11/15/16 ..................................        6,205
      25,000     5.375%, 2/15/31 ..................................       27,272
               U.S. Treasury Notes,
      10,000     3.75%, 3/31/07 ...................................        9,915
      73,000     3.25%, 8/15/07 ...................................       71,606
      20,000     3.00%, 11/15/07 ..................................       19,473
       5,000     3.125%, 9/15/08 ..................................        4,829
      20,000     3.50%, 11/15/09 ..................................       19,302
      27,000     4.375%, 8/15/12 ..................................       26,785
      10,000     4.25%, 8/15/13 ...................................        9,810
      10,000     4.75%, 5/15/14 ...................................       10,128
      22,000     4.00%, 2/15/15 ...................................       21,043
                                                                      ----------
               Total U.S. Government & Agency Obligations
                 (Cost $411,620) ..................................      403,619
Total Investments,
  (Cost $1,605,057)(b) .................................    95.6%      1,672,321
Other Assets in Excess of Liabilities ..................     4.4          76,061
                                                           -----      ----------
Net Assets .............................................   100.0%     $1,748,382
                                                           =====      ==========

----------
*   Non-income producing security.

#   American Depositary Receipts.

(a) Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers. These securities are deemed to be liquid and represent 1.2% of net assets of the Portfolio.

(b) At October 31, 2005, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $1,608,894 amounted to $63,427 which consisted of aggregate gross unrealized appreciation of $100,399 and aggregate gross unrealized depreciation of $36,972.

                       See Notes to Financial Statements.

                                                                            -35-
THE ALGER INSTITUTIONAL FUNDS
ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS
October 31, 2005

    SHARES     COMMON STOCKS--95.5%                                      VALUE
   ---------                                                            --------
               AIR FREIGHT & LOGISTICS--1.5%
         325   UTI Worldwide, Inc. ................................   $   27,801
                                                                      ----------
               BEVERAGES--.5%
         170   PepsiCo, Inc. ......................................       10,044
                                                                      ----------
               BIOTECHNOLOGY--4.8%
         115   Affymetrix Inc.* ...................................        5,224
         215   Amgen Inc.* ........................................       16,288
         165   Celgene Corporation* ...............................        9,257
         320   Genentech, Inc.* ...................................       28,992
         280   Gilead Sciences, Inc.* .............................       13,230
         195   MedImmune, Inc.* ...................................        6,821
         450   Vertex Pharmaceuticals Incorporated* ...............       10,238
                                                                      ----------
                                                                          90,050
                                                                      ----------
               CAPITAL MARKETS--.9%
         225   Ameritrade Holding Corporation* ....................        4,731
         115   Legg Mason, Inc. ...................................       12,341
                                                                      ----------
                                                                          17,072
                                                                      ----------
               CHEMICALS--.9%
         405   Lubrizol Corporation ...............................       16,844
                                                                      ----------
               COMMUNICATION EQUIPMENT--1.9%
         860   Motorola, Inc. .....................................       19,058
         420   QUALCOMM Inc. ......................................       16,699
                                                                      ----------
                                                                          35,757
                                                                      ----------
               COMMUNICATION TECHNOLOGY--2.6%
       1,895   Nextel Partners, Inc. Cl. A* .......................       47,659
                                                                      ----------
               COMPUTERS & PERIPHERALS--3.5%
         145   Apple Computer, Inc.* ..............................        8,350
         260   Dell Inc.* .........................................        8,289
       1,335   EMC Corporation* ...................................       18,637
         690   Network Appliance, Inc.* ...........................       18,878
         950   Western Digital Corporation* .......................       11,495
                                                                      ----------
                                                                          65,649
                                                                      ----------
               COMPUTER TECHNOLOGY--.8%
         360   NAVTEQ* ............................................       14,083
                                                                      ----------
               DIVERSIFIED FINANCIAL SERVICES--.9%
         350   Citigroup Inc. .....................................       16,023
                                                                      ----------
               ELECTRIC AND ELECTRONIC EQUIPMENT--1.4%
         705   Roper Industries, Inc. .............................       26,578
                                                                      ----------
               ENERGY EQUIPMENT & SERVICES--4.1%
         850   National-Oilwell Varco Inc.* .......................       53,100
          90   Schlumberger Limited ...............................        8,168
         250   Transocean Inc.* ...................................       14,373
                                                                      ----------
                                                                          75,641
                                                                      ----------
               FINANCIAL INFORMATION SERVICES--1.0%
         560   Genworth Financial Inc. Cl. A ......................       17,746
                                                                      ----------

                                                                            -36-
THE ALGER INSTITUTIONAL FUNDS
ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005

    SHARES     COMMON STOCKS (CONTINUED)                                 VALUE
   ---------                                                            --------
               FINANCIAL SERVICES--.3%
         470   Hudson City Bancorp Inc. ..........................    $    5,565
                                                                      ----------
               FOOD & STAPLES RETAILING--3.9%
       1,600   CVS Corporation ...................................        39,056
         710   Wal-Mart Stores, Inc. .............................        33,590
                                                                      ----------
                                                                          72,646
                                                                      ----------
               FREIGHT & LOGISTICS--.7%
         150   FedEx Corp. .......................................        13,790
                                                                      ----------
               HEALTH CARE--1.0%
         240   WellPoint Inc.* ...................................        17,923
                                                                      ----------
               HEALTH CARE EQUIPMENT & SUPPLIES--3.0%
          80   Hologic, Inc.* ....................................         4,436
         475   Medtronic, Inc. ...................................        26,914
         510   St. Jude Medical, Inc.* ...........................        24,516
                                                                      ----------
                                                                          55,866
                                                                      ----------
               HEALTH CARE PROVIDERS & SERVICES--4.1%
         150   AmerisourceBergen Corporation .....................        11,440
         150   CIGNA Corporation .................................        17,380
         150   McKesson Corporation ..............................         6,815
         505   PacifiCare Health Systems, Inc.* ..................        41,592
                                                                      ----------
                                                                          77,227
                                                                      ----------
               HOTELS, RESTAURANTS & LEISURE--2.6%
         190   Carnival Corporation ..............................         9,437
       1,175   Fairmont Hotels & Resorts Inc. ....................        38,223
                                                                      ----------
                                                                          47,660
                                                                      ----------
               HOUSEHOLD PRODUCTS--3.4%
       1,144   Procter & Gamble Company ..........................        64,052
                                                                      ----------
               INDUSTRIAL CONGLOMERATES--.2%
         130   Tyco International Ltd. ...........................         3,431
                                                                      ----------
               INSURANCE--.7%
         150   American International Group, Inc. ................         9,720
          65   St. Paul Travelers Companies, Inc. (The) ..........         2,927
                                                                      ----------
                                                                          12,647
                                                                      ----------
               INTERNET & CATALOG RETAIL--.7%
         305   eBay Inc.* ........................................        12,078
                                                                      ----------
               INTERNET SOFTWARE & SERVICES--9.9%
         400   aQuantive, Inc.* ..................................         8,660
         250   Google Inc. Cl. A* ................................        93,035
         555   Jupitermedia Corporation* .........................         9,435
         205   Netease.com Inc. ADR*# ............................        15,635
       1,585   Yahoo! Inc.* ......................................        58,597
                                                                      ----------
                                                                         185,362
                                                                      ----------
               LEISURE & ENTERTAINMENT--.5%
         365   Shanda Interactive Entertainment Ltd. ADR*# .......         9,041
                                                                      ----------

                                                                            -37-
THE ALGER INSTITUTIONAL FUNDS
ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005

    SHARES     COMMON STOCKS (CONTINUED)                                 VALUE
   ---------                                                            --------
               MACHINERY--1.8%
         380   Caterpillar Inc. ...................................   $   19,984
         245   Terex Corporation* .................................       13,468
                                                                      ----------
                                                                          33,452
                                                                      ----------
               MACHINERY--OIL WELL EQUIPMENT & SERVICES--1.5%
         790   Patterson-UTI Energy, Inc. .........................       26,962
                                                                      ----------
               MARINE CARGO HANDLING--.1%
          50   American Commercial Lines Inc.* ....................        1,406
                                                                      ----------
               MEDIA--5.5%
         750   Disney (Walt) Company ..............................       18,278
         310   Pixar* .............................................       15,726
       1,800   Time Warner Inc. ...................................       32,094
       1,170   Viacom Inc. Cl. B ..................................       36,235
                                                                      ----------
                                                                         102,333
                                                                      ----------
               METALS & MINING--4.4%
         325   Alpha Natural Resources, Inc.* .....................        7,719
         805   Peabody Energy Corporation .........................       62,919
          90   Phelps Dodge Corporation ...........................       10,842
                                                                      ----------
                                                                          81,480
                                                                      ----------
               MULTILINE RETAIL--.7%
         285   Kohl's Corporation* ................................       13,717
                                                                      ----------
               OIL & GAS--1.3%
         210   Energy Partners, Ltd.* .............................        5,327
         450   Talisman Energy Inc. ...............................       19,931
                                                                      ----------
                                                                          25,258
                                                                      ----------
               PERSONAL CARE--1.0%
         240   Bausch & Lomb Incorporated .........................       17,806
                                                                      ----------
               PERSONAL PRODUCTS--.5%
         345   Avon Products, Inc. ................................        9,312
                                                                      ----------
               PHARMACEUTICALS--6.1%
         400   AstraZeneca PLC Sponsored ADR# .....................       17,960
         900   IVAX Corporation* ..................................       25,695
         350   Novartis AG ADR# ...................................       18,837
         350   Sanofi-Aventis ADR# ................................       14,042
         800   Schering-Plough Corporation ........................       16,272
         370   Sepracor Inc.* .....................................       20,813
                                                                      ----------
                                                                         113,619
                                                                      ----------
               ROAD & RAIL--.9%
         270   Burlington Northern Santa Fe Corporation ...........       16,756
                                                                      ----------

                                                                            -38-
THE ALGER INSTITUTIONAL FUNDS
ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2005

    SHARES     COMMON STOCKS (CONTINUED)                                 VALUE
   ---------                                                            --------
               SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT--5.2%
         790   Advanced Micro Devices, Inc.* ....................   $     18,344
         310   Intel Corporation ................................          7,285
         855   Marvell Technology Group Ltd.* ...................         39,681
         410   Silicon Storage Technology Inc.* .................          2,071
         945   Tessera Technologies Inc.* .......................         26,366
         120   Trident Microsystems, Inc.* ......................          3,631
                                                                    ------------
                                                                          97,378
                                                                    ------------
               SOFTWARE--6.1%
       2,575   Microsoft Corporation ............................         66,178
         980   Oracle Corporation* ..............................         12,426
       1,480   Verifone Holdings Inc.* ..........................         34,336
                                                                    ------------
                                                                         112,940
                                                                    ------------
               SPECIALTY RETAIL--1.8%
         340   Abercrombie & Fitch Co. Cl. A ....................         17,676
         250   Lowe's Companies,  Inc. ..........................         15,193
                                                                    ------------
                                                                          32,869
                                                                    ------------
               TEXTILES, APPAREL & LUXURY GOODS--.3%
         105   Polo Ralph Lauren Corporation Cl. A ..............          5,165
                                                                    ------------
               WIRELESS TELECOMMUNICATION SERVICES--2.5%
         695   Alamosa Holdings, Inc.* ..........................         10,286
         170   America Movil S.A. de C.V. ADR Series L# .........          4,463
         649   American Tower Corporation Cl. A* ................         15,479
         195   NII Holdings Inc. CI. B* .........................         16,170
                                                                    ------------
                                                                          46,398
                                                                    ------------
               Total Common Stocks
                 (Cost $1,567,725) ..............................      1,775,086
                                                                    ------------
Total Investments
  (Cost $1,567,725)(a) .................................    95.5%      1,775,086
Other Assets in Excess of Liabilities ..................     4.5          84,572
                                                           -----    ------------
Net Assets .............................................   100.0%   $  1,859,658
                                                           =====    ============

----------
*   Non-income producing security.

#   American Depositary Receipts.

(a) At October 31, 2005, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $1,568,208 amounted to $206,878 which consisted of aggregate gross unrealized appreciation of $238,873 and aggregate gross unrealized depreciation of $31,995.

                       See Notes to Financial Statements.

                       This Page Intentionally Left Blank

                                                                            -40-
THE ALGER INSTITUTIONAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2005


                                                     LargeCap            SmallCap
                                                      Growth              Growth
                                                       Fund                Fund
                                                   ------------         ----------
ASSETS:
Investments in securities, at value
  (identified cost*)--see accompanying
  schedules of investments .....................  $ 89,552,568        $ 73,083,000
Cash ...........................................       466,155              20,362
Receivable for investment securities sold ......     1,406,837             751,548
Receivable for shares of beneficial
  interest sold ................................       105,711             853,947
Dividends and interest receivable ..............        22,990               7,240
Receivable from Investment Manager--
  Note 3(a) ....................................            --                  --
Prepaid expenses ...............................           839               2,503
                                                  ------------        ------------
  Total Assets .................................    91,555,100          74,718,600
                                                  ------------        ------------
LIABILITIES:
Payable for investment securities purchased ....       783,867             834,349
Payable for shares of beneficial interest
  redeemed .....................................       119,290              89,302
Accrued investment management fees .............        57,063              51,732
Accrued transfer agent fees ....................           666               1,821
Accrued expenses ...............................        43,264              30,070
                                                  ------------        ------------
  Total Liabilities ............................     1,004,150           1,007,274
                                                  ------------        ------------
NET ASSETS .....................................  $ 90,550,950        $ 73,711,326
                                                  ============        ============
Net Assets Consist of:
  Paid-in capital ..............................  $109,444,055        $128,171,458
  Accumulated net investment income (loss) .....       274,397                  --
  Undistributed net realized gain
    (accumulated loss) .........................   (25,242,100)        (62,630,228)
  Net unrealized appreciation (depreciation) ...     6,074,598           8,170,096
                                                  ------------        ------------
NET ASSETS .....................................  $ 90,550,950        $ 73,711,326
                                                  ============        ============
Shares of beneficial interest outstanding--
  Note 6
  Class I ......................................     6,902,835           3,566,115
                                                  ============        ============
  Class R ......................................       308,797             125,998
                                                  ============        ============
Net Asset Value Per Share
  Class I ......................................  $      12.56        $      19.97
                                                  ============        ============
  Class R ......................................  $      12.39        $      19.74
                                                  ============        ============
*Identified cost ...............................  $ 83,477,970        $ 64,912,904
                                                  ============        ============

                       See Notes to Financial Statements.

                                                                                                                          Socially
                                                         MidCap               Capital                                    Responsible
                                                         Growth            Appreciation             Balanced               Growth
                                                          Fund                 Fund                   Fund                  Fund
                                                        ---------          ------------            ----------           ------------
ASSETS:
Investments in securities, at value
  (identified cost*)--see accompanying
  schedules of investments .....................    $1,093,700,991        $131,454,040             $1,672,321            $1,775,086
Cash ...........................................         3,363,940              37,211                 68,063               162,293
Receivable for investment securities sold ......        90,246,013           1,085,878                 14,206                15,886
Receivable for shares of beneficial
  interest sold ................................         3,078,662             403,959                  1,226                    --
Dividends and interest receivable ..............            15,055              38,657                  6,655                   544
Receivable from Investment Manager--
  Note 3(a) ....................................                --                  --                    692                 1,017
Prepaid expenses ...............................            12,703               1,165                    109                   429
                                                    --------------        ------------             ----------            ----------
  Total Assets .................................     1,190,417,364         133,020,910              1,763,272             1,955,255
                                                    --------------        ------------             ----------            ----------
LIABILITIES:
Payable for investment securities purchased ....        72,730,405           3,062,355                  9,934                90,298
Payable for shares of beneficial interest
  redeemed .....................................           962,970              99,435                     --                    --
Accrued investment management fees .............           744,814              91,350                  1,103                 1,159
Accrued transfer agent fees ....................            13,083               1,862                    121                   126
Accrued expenses ...............................           352,694              46,933                  3,732                 4,014
                                                    --------------        ------------             ----------            ----------
  Total Liabilities ............................        74,803,966           3,301,935                 14,890                95,597
                                                    --------------        ------------             ----------            ----------
NET ASSETS .....................................    $1,115,613,398        $129,718,975             $1,748,382            $1,859,658
                                                    ==============        ============             ==========            ==========
Net Assets Consist of:
  Paid-in capital ..............................     $ 927,521,288         217,858,156              1,541,818             1,449,596
  Accumulated net investment income (loss) .....                --              46,145                  7,357                    --
  Undistributed net realized gain
    (accumulated loss) .........................       116,563,098        (102,606,969)               131,943               202,701
  Net unrealized appreciation (depreciation) ...        71,529,012          14,421,643                 67,264               207,361
                                                    --------------        ------------             ----------            ----------
NET ASSETS .....................................    $1,115,613,398         129,718,975              1,748,382             1,859,658
                                                    ==============        ============             ==========            ==========
Shares of beneficial interest outstanding--
  Note 6
  Class I ......................................        62,233,472           9,689,139                193,914               244,013
                                                    ==============        ============             ==========            ==========
  Class R ......................................         1,276,432              81,916                 25,320                58,233
                                                    ==============        ============             ==========            ==========
Net Asset Value Per Share
  Class I ......................................             17.57               13.28                   7.99                  6.17
                                                    ==============        ============             ==========            ==========
  Class R ......................................    $        17.34        $      13.09             $     7.90            $     6.09
                                                    ==============        ============             ==========            ==========
*Identified cost ...............................    $1,022,171,979        $117,032,397             $1,605,057            $1,567,725
                                                    ==============        ============             ==========            ==========

                                                                            -42-
THE ALGER INSTITUTIONAL FUNDS
STATEMENTS OF OPERATIONS
For the year ended October, 2005


                                                     LargeCap            SmallCap
                                                      Growth              Growth
                                                       Fund                Fund
                                                   ------------         ----------
INVESTMENT INCOME
Income:
  Dividends (net of foreign
    withholding taxes*) .......................   $  1,266,644           $ 194,669
  Interest ....................................         46,021              97,513
                                                  ------------        ------------
   Total income ...............................      1,312,665             292,182
                                                  ------------        ------------
Expenses:
  Management fees--Note 3(a) ..................        712,120             569,374
  Shareholder servicing fees ..................        237,373             167,463
  Custodian fees ..............................         26,007              22,749
  Transfer agent fees--Note 3(d) ..............          7,027               9,649
  Professional fees ...........................          8,030               4,341
  Printing fees ...............................          6,490              10,665
  Distribution fees--Note 3(b) ................         16,919               6,485
  Trustees' fees ..............................          2,308               1,637
  Interest expense ............................          3,077               3,196
  Miscellaneous ...............................         18,917              17,323
                                                  ------------        ------------
                                                     1,038,268             812,882

Less expense reimbursement--Note 3(a) .........             --                  --
                                                  ------------        ------------
  Total Expenses ..............................      1,038,268             812,882
                                                  ------------        ------------
NET INVESTMENT INCOME (LOSS) ..................        274,397            (520,700)
                                                  ------------        ------------
REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
  Net realized gain on investments ............     13,970,405          12,443,285
  Net change in unrealized appreciation
  (depreciation) on investments ...............       (267,665)          3,593,847
                                                  ------------        ------------
  Net realized and unrealized gain
    on investments ............................     13,702,740          16,037,132
                                                  ------------        ------------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ...........................   $ 13,977,137        $ 15,516,432
                                                  ============        ============
*Foreign withholding taxes ....................   $        332        $         --
                                                  ============        ============

                       See Notes to Financial Statements.

                                                                                                                          Socially
                                                        MidCap                  Capital                                 Responsible
                                                        Growth               Appreciation             Balanced            Growth
                                                         Fund                    Fund                   Fund               Fund
                                                       ---------             ------------            ----------        ------------
INVESTMENT INCOME
Income:
  Dividends (net of foreign
    withholding taxes*) .......................     $   3,172,026           $  1,443,816             $  14,424           $  15,830
  Interest ....................................         1,424,468                123,827                21,668                  70
                                                    -------------           ------------             ---------           ---------
   Total income ...............................         4,596,494              1,567,643                36,092              15,900
                                                    -------------           ------------             ---------           ---------
Expenses:
  Management fees--Note 3(a) ..................         8,060,299              1,098,969                12,579              12,369
  Shareholder servicing fees ..................         2,518,843                323,226                 3,073               3,091
  Custodian fees ..............................           101,555                 28,291                12,593              11,529
  Transfer agent fees--Note 3(d) ..............            79,038                 11,341                   380                 554
  Professional fees ...........................            45,980                  6,951                 2,144               1,709
  Printing fees ...............................           117,725                 11,265                 2,007               2,007
  Distribution fees--Note 3(b) ................            87,076                  4,544                   947               1,234
  Trustees' fees ..............................            24,341                  3,146                    40                  40
  Interest expense ............................                 0                    607                    --                  --
  Miscellaneous ...............................           146,756                 33,158                 1,631               1,613
                                                    -------------           ------------             ---------           ---------
                                                       11,181,613              1,521,498                35,394              34,146

Less expense reimbursement--Note 3(a) .........                --                     --               (13,482)            (12,294)
                                                    -------------           ------------             ---------           ---------
  Total Expenses ..............................        11,181,613              1,521,498                21,912              21,852
                                                    -------------           ------------             ---------           ---------
NET INVESTMENT INCOME (LOSS) ..................        (6,585,119)                46,145                14,180              (5,952)
                                                    -------------           ------------             ---------           ---------
REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
  Net realized gain on investments ............       128,514,342             20,951,677               147,670             209,975
  Net change in unrealized appreciation
  (depreciation) on investments ...............        18,827,371              2,819,558                (4,164)             85,690
                                                    -------------           ------------             ---------           ---------
  Net realized and unrealized gain
    on investments ............................       147,341,713             23,771,235               143,506             295,665
                                                    -------------           ------------             ---------           ---------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ...........................     $ 140,756,594           $ 23,817,380             $ 157,686           $ 289,713
                                                    =============           ============             =========           =========
*Foreign withholding taxes ....................     $       4,952           $      3,710             $       4           $      63
                                                    =============           ============             =========           =========

                                                                            -44-
THE ALGER INSTITUTIONAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                               LargeCap
                                                                Growth
                                                                 Fund
                                                 ---------------------------------
                                                     For the             For the
                                                   Year Ended          Year Ended
                                                   October 31,         October 31,
                                                      2005                2004
                                                 -------------       -------------
Net investment income (loss) ................    $     274,397       $    (501,149)
Net realized gain on investments ............       13,970,405           8,360,426
Net change in unrealized appreciation
  (depreciation) on investments .............         (267,665)         (6,519,566)
                                                 -------------       -------------
Net increase in net assets
  resulting from operations .................       13,977,137           1,339,711
                                                 -------------       -------------
Dividends and distributions to
  shareholders from:
  Net investment income
  Class I ...................................               --                  --
  Class R ...................................               --                  --
  Net realized gains
  Class I ...................................               --                  --
  Class R ...................................               --                  --
                                                 -------------       -------------
Total dividends and distributions to
  shareholders ..............................               --                  --
                                                 -------------       -------------
Increase (decrease) from shares
  of beneficial interest transactions:
  Class I ...................................      (14,888,992)         (4,892,989)
  Class R ...................................          871,501           2,423,531
                                                 -------------       -------------
Net increase (decrease) from shares
  of beneficial interest
  transactions--Note 6 ......................      (14,017,491)         (2,469,458)
                                                 -------------       -------------
    Total increase (decrease) ...............          (40,354)         (1,129,747)
Net Assets:
  Beginning of year .........................       90,591,304          91,721,051
                                                 -------------       -------------
  End of year ...............................    $  90,550,950       $  90,591,304
                                                 =============       =============
Undistributed net investment income
  (accumulated loss) ........................    $     274,397       $    (501,149)
                                                 =============       =============

                       See Notes to Financial Statements.

                                                                 SmallCap                                       MidCap
                                                                  Growth                                        Growth
                                                                   Fund                                          Fund
                                                  ------------------------------------        -------------------------------------
                                                     For the                 For the                For the               For the
                                                   Year Ended              Year Ended             Year Ended            Year Ended
                                                   October 31,             October 31,            October 31,           October 31,
                                                      2005                    2004                   2005                  2004
                                                  -------------          -------------        ---------------         -------------
Net investment income (loss) ..................   $    (520,700)         $    (918,437)       $    (6,585,119)        $  (6,352,257)
Net realized gain on investments ..............      12,443,285             19,348,420            128,514,342            38,265,061
Net change in unrealized appreciation
  (depreciation) on investments ...............       3,593,847            (13,191,873)            18,827,371           (10,878,579)
                                                  -------------          -------------        ---------------         -------------
Net increase in net assets
  resulting from operations ...................      15,516,432              5,238,110            140,756,594            21,034,225
                                                  -------------          -------------        ---------------         -------------
Dividends and distributions to
  shareholders from:
  Net investment income
  Class I .....................................              --                     --                     --                    --
  Class R .....................................              --                     --                     --                    --
  Net realized gains
  Class I .....................................              --                     --            (14,080,915)                   --
  Class R .....................................              --                     --               (225,450)                   --
                                                  -------------          -------------        ---------------         -------------
Total dividends and distributions to
  shareholders ................................              --                     --           (14,306,365)                    --
                                                  -------------          -------------        ---------------         -------------
Increase (decrease) from shares
  of beneficial interest transactions:
  Class I .....................................     (13,839,314)           (28,739,464)           129,721,799           277,510,949
  Class R .....................................       1,962,273                203,378              8,168,446            11,195,628
                                                  -------------          -------------        ---------------         -------------
Net increase (decrease) from shares
  of beneficial interest
  transactions--Note 6 ........................     (11,877,041)           (28,536,086)           137,890,245           288,706,577
                                                  -------------          -------------        ---------------         -------------
    Total increase (decrease) .................       3,639,391            (23,297,976)           264,340,474           309,740,802
Net Assets:
  Beginning of year ...........................      70,071,935             93,369,911            851,272,924           541,532,122
                                                  -------------          -------------        ---------------         -------------
  End of year .................................   $  73,711,326          $  70,071,935        $ 1,115,613,398         $ 851,272,924
                                                  =============          =============        ===============         =============
Undistributed net investment income
  (accumulated loss) ..........................   $          --          $    (918,437)       $            --         $  (6,352,257)
                                                  =============          =============        ===============         =============

THE ALGER INSTITUTIONAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS


                                                                Capital
                                                             Appreciation
                                                                 Fund
                                                  --------------------------------
                                                      For the             For the
                                                    Year Ended          Year Ended
                                                    October 31,         October 31,
                                                       2005                2004
                                                  ------------        ------------
Net investment income (loss) ................     $     46,145        $ (1,322,488)
Net realized gain on investments ............       20,951,677          10,282,251
Net change in unrealized appreciation
  (depreciation) on investments .............        2,819,558          (8,886,695)
                                                  ------------        ------------
Net increase in net assets
  resulting from operations .................       23,817,380              73,068
                                                  ------------        ------------
Dividends and distributions to
  shareholders from:
  Net investment income
  Class I ...................................               --                  --
  Class R ...................................               --                  --
  Net realized gains
  Class I ...................................               --                  --
  Class R ...................................               --                  --
                                                  ------------        ------------
Total dividends and distributions to
  shareholders ..............................               --                  --
                                                  ------------        ------------
Increase (decrease) from shares of
  beneficial interest transactions:
  Class I ...................................      (19,901,503)        (35,772,587)
  Class R ...................................          208,163             659,615
                                                  ------------        ------------
Net increase (decrease) from shares
  of beneficial interest
  transactions--Note 6 ......................      (19,693,340)        (35,112,972)
                                                  ------------        ------------
    Total increase (decrease) ...............        4,124,040         (35,039,904)
Net Assets:
  Beginning of year .........................      125,594,935         160,634,839
                                                  ------------        ------------
  End of year ...............................     $129,718,975        $125,594,935
                                                  ============        ============
Undistributed net investment income
  (accumulated loss) ........................     $     46,145        $ (1,322,488)
                                                 =============       =============


                       See Notes to Financial Statements.

                                                                                                            Socially
                                                                                                           Responsible
                                                              Balanced                                       Growth
                                                                Fund                                          Fund
                                                  ---------------------------------             --------------------------------
                                                   For the                 For the                For the               For the
                                                 Year Ended              Year Ended             Year Ended            Year Ended
                                                 October 31,             October 31,            October 31,           October 31,
                                                    2005                    2004                   2005                  2004
                                                  ----------             ----------             ----------            ----------
Net investment income (loss) ................     $   14,180             $    3,788             $   (5,952)           $  (14,986)
Net realized gain on investments ............        147,670                 45,169                209,975                62,678
Net change in unrealized appreciation
  (depreciation) on investments .............         (4,164)               (31,014)                85,690               (41,602)
                                                  ----------             ----------             ----------            ----------
Net increase in net assets
  resulting from operations .................        157,686                 17,943                289,713                 6,090
                                                  ----------             ----------             ----------            ----------
Dividends and distributions to
  shareholders from:
  Net investment income
  Class I ...................................        (12,752)                  (756)                    --                    --
  Class R ...................................         (1,011)                    --                     --                    --
  Net realized gains
  Class I ...................................        (35,778)                    --                (56,378)               (6,181)
  Class R ...................................         (4,123)                    --                 (7,512)                 (397)
                                                  ----------             ----------             ----------            ----------
Total dividends and distributions to
  shareholders ..............................        (53,664)                  (756)              (63,890)                (6,578)
                                                  ----------             ----------             ----------            ----------
Increase (decrease) from shares of
  beneficial interest transactions:
  Class I ...................................         20,615                 11,547                 34,899                   951
  Class R ...................................         23,053                105,281                214,520                40,664
                                                  ----------             ----------             ----------            ----------
Net increase (decrease) from shares
  of beneficial interest
  transactions--Note 6 ......................         43,668                116,828                249,419                41,615
                                                  ----------             ----------             ----------            ----------
    Total increase (decrease) ...............        147,690                134,015                475,242                41,127
Net Assets:
  Beginning of year .........................      1,600,692              1,466,677              1,384,416             1,343,289
                                                  ----------             ----------             ----------            ----------
  End of year ...............................     $1,748,382             $1,600,692             $1,859,658            $1,384,416
                                                  ==========             ==========             ==========            ==========
Undistributed net investment income
  (accumulated loss) ........................     $    7,357             $    1,274             $       --            $  (14,986)
                                                  ==========             ==========             ==========            ==========

                                                                            -48-
THE ALGER INSTITUTIONAL FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                         Income from
                                                    Investment Operations
                                                   -------------------------
                                                                     Net
                                                                Realized and                            Net
                                         Net Asset     Net       Unrealized    Total    Distributions  Asset
                                          Value,    Investment      Gain       from         from       Value,
                                        Beginning     Income     (Loss) on   Investment  Net Realized  End of
                                        of Period  (Loss)(iii)  Investments  Operations     Gains      Period
                                        ---------  -----------  -----------  ----------  ------------  ------
ALGER LARGECAP GROWTH INSTITUTIONAL FUND (i)

CLASS I
Year ended 10/31/05 ...................   $10.86     $ 0.04       $ 1.66      $ 1.70        $  --     $12.56
Year ended 10/31/04 ...................    10.71      (0.06)        0.21        0.15           --      10.86
Year ended 10/31/03 ...................     8.70      (0.03)        2.04        2.01           --      10.71
Year ended 10/31/02 ...................    11.63      (0.03)       (2.90)      (2.93)          --       8.70
Year ended 10/31/01 ...................    17.15      (0.03)       (4.50)      (4.53)       (0.99)     11.63

CLASS R
Year ended 10/31/05 ...................   $10.76     $(0.03)      $ 1.66      $ 1.63        $  --     $12.39
Year ended 10/31/04 ...................    10.66      (0.12)        0.22        0.10           --      10.76
From 1/27/03 to 10/31/03(ii)(iv) ......     8.12      (0.06)        2.60        2.54           --      10.66

ALGER SMALLCAP GROWTH INSTITUTIONAL FUND

CLASS I
Year ended 10/31/05 ...................   $16.07     $(0.14)      $ 4.04      $ 3.90        $  --     $19.97
Year ended 10/31/04 ...................    15.10      (0.16)        1.13        0.97           --      16.07
Year ended 10/31/03 ...................    10.97      (0.12)        4.25        4.13           --      15.10
Year ended 10/31/02 ...................    13.35      (0.13)       (2.25)      (2.38)          --      10.97
Year ended 10/31/01 ...................    23.78      (0.08)      (10.35)     (10.43)          --      13.35

CLASS R
Year ended 10/31/05 ...................   $15.93     $(0.22)      $ 4.03      $ 3.81        $  --     $19.74
Year ended 10/31/04 ...................    15.05      (0.25)        1.13        0.88           --      15.93
From 1/27/03 to 10/31/03(ii)(iv) ......    10.72      (0.14)        4.47        4.33           --      15.05

ALGER MIDCAP GROWTH INSTITUTIONAL FUND

CLASS I
Year ended 10/31/05 ...................   $15.38     $(0.11)      $ 2.55      $ 2.44       $(0.25)    $17.57
Year ended 10/31/04 ...................    14.78      (0.13)        0.73        0.60           --      15.38
Year ended 10/31/03 ...................    10.76      (0.11)        4.13        4.02           --      14.78
Year ended 10/31/02 ...................    13.34      (0.10)       (2.48)      (2.58)          --      10.76
Year ended 10/31/01 ...................    17.53      (0.08)       (3.44)      (3.52)       (0.67)     13.34

CLASS R
Year ended 10/31/05 ...................   $15.25     $(0.19)      $ 2.53      $ 2.34       $(0.25)    $17.34
Year ended 10/31/04 ...................    14.73      (0.21)        0.73        0.52           --      15.25
From 1/27/03 to 10/31/03(ii)(iv) ......    10.25      (0.14)        4.62        4.48           --      14.73




----------

(i) Prior to March 1, 2002, the Alger LargeCap Growth Institutional Fund was the Alger Growth Retirement Portfolio.

(ii)  Commenced operations January 27, 2003.

(iii) Amount was computed based on average shares outstanding during the period.

(iv)  Ratios have been annualized; total return has not been annualized.

                       See Notes to Financial Statements.


                                                                  Ratios/Supplemental Data
                                                       --------------------------------------------
                                                        Net       Ratio of  Ratio of Net
                                                       Assets,    Expenses  Investment
                                                       End of        to       Income
                                                       Period      Average   (Loss) to    Portfolio
                                             Total     (000's        Net      Average     Turnover
                                             Return    omitted)    Assets    Net Assets     Rate
                                             ------    --------   --------  ------------  ---------
ALGER LARGECAP GROWTH INSTITUTIONAL FUND (i)

CLASS I
Year ended 10/31/05 ...................      15.7%  $   86,725      1.08%      0.31%       249.06%
Year ended 10/31/04 ...................       1.4       88,098      1.13      (0.51)       191.48
Year ended 10/31/03 ...................      23.1       91,588      1.14      (0.31)       255.49
Year ended 10/31/02 ...................     (25.2)     108,660      1.14      (0.24)       202.07
Year ended 10/31/01 ...................     (27.5)      97,308      1.09      (0.20)        89.54

CLASS R
Year ended 10/31/05 ...................      15.2%  $    3,826      1.57%     (0.29)%      249.06%
Year ended 10/31/04 ...................       0.9        2,493      1.64      (1.05)       191.48
From 1/27/03 to 10/31/03(ii)(iv) ......      31.3          133      1.62      (0.84)       255.49

ALGER SMALLCAP GROWTH INSTITUTIONAL FUND

CLASS I
Year ended 10/31/05 ...................      24.3%  $   71,224      1.20%     (0.77)%      116.16%
Year ended 10/31/04 ...................       6.4       69,788      1.25      (1.03)       135.80
Year ended 10/31/03 ...................      37.7       93,300      1.24      (0.99)       139.97
Year ended 10/31/02 ...................     (17.8)      62,780      1.25      (1.01)       138.01
Year ended 10/31/01 ...................     (43.9)      86,790      1.19      (0.46)       191.89

CLASS R
Year ended 10/31/05 ...................      23.9%  $    2,487      1.68%     (1.20)%      116.16%
Year ended 10/31/04 ...................       5.8          284      1.75      (1.55)       135.80
From 1/27/03 to 10/31/03(ii)(iv) ......      40.4           70      1.74      (1.49)       139.97

ALGER MIDCAP GROWTH INSTITUTIONAL FUND

CLASS I
Year ended 10/31/05 ...................      16.0%  $1,093,486      1.10%     (0.64)%      237.74%
Year ended 10/31/04 ...................       4.1      839,273      1.15      (0.87)       190.93
Year ended 10/31/03 ...................      37.4      540,742      1.17      (0.89)       217.33
Year ended 10/31/02 ...................     (19.3)     215,727      1.17      (0.81)       284.69
Year ended 10/31/01 ...................     (20.6)     217,153      1.13      (0.51)       130.93

CLASS R
Year ended 10/31/05 ...................      15.4%  $   22,127      1.60%     (1.15)%      237.74%
Year ended 10/31/04 ...................       3.5       12,000      1.65      (1.37)       190.93
From 1/27/03 to 10/31/03(ii)(iv) ......      43.7          790      1.66      (1.40)       217.33

THE ALGER INSTITUTIONAL FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                         Income from
                                                     Investment Operations
                                                    ------------------------
                                                                     Net
                                                                 Realized and
                                        Net Asset        Net      Unrealized       Total       Dividends    Distributions
                                          Value,     Investment     Gain           from         from Net       from
                                        Beginning      Income    (Loss) on      Investment     Investment   Net Realized
                                        of Period   (Loss)(iii)  Investments    Operations       Income        Gains
                                        ---------   -----------  -----------    ----------     ----------   ------------
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

CLASS I
Year ended 10/31/05 ..................    $11.05     $    --        $2.23         $2.23         $   --        $   --
Year ended 10/31/04 ..................     11.06       (0.10)        0.09         (0.01)            --            --
Year ended 10/31/03 ..................      8.97       (0.06)        2.15          2.09             --            --
Year ended 10/31/02 ..................     11.66       (0.08)       (2.61)        (2.69)            --            --
Year ended 10/31/01 ..................     18.12       (0.03)       (6.37)        (6.40)            --         (0.06)

CLASS R
Year ended 10/31/05 ..................    $10.95     $ (0.06)       $2.20         $2.14         $   --        $   --
Year ended 10/31/04 ..................     11.01       (0.16)        0.10         (0.06)            --            --
From 1/27/03 to 10/31/03(ii)(iv) .....      8.36       (0.08)        2.73          2.65             --            --

ALGER BALANCED INSTITUTIONAL FUND

CLASS I
Year ended 10/31/05 ..................    $ 7.50     $  0.07        $0.67         $0.74         $(0.07)       $(0.18)
Year ended 10/31/04 ..................      7.41        0.02         0.07          0.09             --            --
Year ended 10/31/03 ..................      6.67       (0.01)        0.75          0.74             --            --
Year ended 10/31/02 ..................      8.20       (0.39)       (1.14)        (1.53)            --            --
From 12/4/00 to 10/31/01(i)(iv) ......     10.00       (0.11)       (1.69)        (1.80)            --            --

CLASS R
Year ended 10/31/05 ..................    $ 7.43     $  0.03        $0.67         $0.70         $(0.05)       $(0.18)
Year ended 10/31/04 ..................      7.38       (0.02)        0.07          0.05             --            --
From 1/27/03 to 10/31/03(ii)(iv) .....      6.43       (0.04)        0.99          0.95             --            --

ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL FUND

CLASS I
Year ended 10/31/05 ..................    $ 5.37     $ (0.01)       $1.05         $1.04         $   --        $(0.24)
Year ended 10/31/04 ..................      5.38       (0.05)        0.07          0.02             --         (0.03)
Year ended 10/31/03 ..................      4.43       (0.09)        1.04          0.95             --            --
Year ended 10/31/02 ..................      6.37       (0.77)       (1.17)        (1.94)            --            --
From 12/4/00 to 10/31/01(i)(iv) ......     10.00       (0.30)       (3.33)        (3.63)            --            --

CLASS R
Year ended 10/31/05 ..................    $ 5.34     $ (0.05)       $1.04         $0.99         $   --        $(0.24)
Year ended 10/31/04 ..................      5.37       (0.08)        0.08            --             --         (0.03)
From 1/27/03 to 10/31/03(ii)(iv) .....      4.13       (0.08)        1.32          1.24             --            --

----------
(i)    Commenced operations December 4, 2000.
(ii)   Commenced operations January 27, 2003.
(iii) Amount was computed based on average shares outstanding during the period.
(iv)   Ratios have been annualized; total return has not been annualized.
(v)    Amount has been reduced by 1.01% due to expense reimbursement.
(vi)   Amount has been reduced by 0.80% due to expense reimbursement.
(vii)  Amount has been reduced by 1.00% due to expense reimbursement.
(viii) Amount has been reduced by 0.81% due to expense reimbursement.
(ix)   Amount has been reduced by 0.90% due to expense reimbursement.
(x)    Amount has been reduced by 0.75% due to expense reimbursement.
(xi)   Amount has been reduced by 0.94% due to expense reimbursement.
(xii)  Amount has been reduced by 0.73% due to expense reimbursement.

                       See Notes to Financial Statements.


                                                                                           Ratios/Supplemental Data
                                                                              -----------------------------------------------
                                                                               Net       Ratio of    Ratio of Net
                                                            Net               Assets,    Expenses     Investment
                                                           Asset              End of        to          Income
                                                           Value,             Period      Average     (Loss) to     Portfolio
                                             Total         End of   Total     (000's        Net         Average     Turnover
                                          Distributions    Period   Return    omitted)     Assets      Net Assets     Rate
                                          -------------    ------   ------    --------    --------   ------------   ---------
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

CLASS I
Year ended 10/31/05 ..................      $   --         $13.28    20.2%    $128,646      1.17%         0.04%      148.91%
Year ended 10/31/04 ..................          --          11.05    (0.1)     124,889      1.23         (0.87)      160.00
Year ended 10/31/03 ..................          --          11.06    23.3      160,569      1.23         (0.59)      187.72
Year ended 10/31/02 ..................          --           8.97   (23.1)     132,010      1.23         (0.73)      180.39
Year ended 10/31/01 ..................       (0.06)         11.66   (35.4)     187,187      1.18         (0.21)      104.17

CLASS R
Year ended 10/31/05 ..................      $   --         $13.09    19.5%    $  1,073      1.67%        (0.51)%     148.91%
Year ended 10/31/04 ..................          --          10.95    (0.5)         706      1.73         (1.39)      160.00
From 1/27/03 to 10/31/03(ii)(iv) .....          --          11.01    31.7           66      1.72         (1.01)      187.72

ALGER BALANCED INSTITUTIONAL FUND

CLASS I
Year ended 10/31/05 ..................      $(0.25)        $ 7.99    10.1%    $  1,548      1.25%(vi)     0.90%      211.26%
Year ended 10/31/04 ..................          --           7.50     1.3        1,435      1.35(v)       0.28       184.21
Year ended 10/31/03 ..................          --           7.41    11.1        1,409      2.00         (0.15)      149.42
Year ended 10/31/02 ..................          --           6.67   (18.7)         225      6.72         (5.21)      321.89
From 12/4/00 to 10/31/01(i)(iv) ......          --           8.20   (18.0)         108      3.13         (1.44)       15.99

CLASS R
Year ended 10/31/05 ..................      $(0.23)        $ 7.90     9.6%    $    200      1.75%(viii)  (0.38)%     211.26%
Year ended 10/31/04 ..................          --           7.43     0.7          166      1.82(vii)    (0.28)      184.21
From 1/27/03 to 10/31/03(ii)(iv) .....          --           7.38    14.8           58      2.56         (0.74)      149.42

ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL FUND

CLASS I
Year ended 10/31/05 ..................      $(0.24)        $ 6.17    19.8%    $  1,505      1.25%(x)   (0.25)%      152.60%
Year ended 10/31/04 ..................       (0.03)          5.37     0.3        1,277      1.34(ix)   (1.04)       166.03
Year ended 10/31/03 ..................          --           5.38    21.4        1,277      2.26       (1.69)       187.82
Year ended 10/31/02 ..................          --           4.43   (30.5)          46     13.48      (13.17)       205.83
From 12/4/00 to 10/31/01(i)(iv) ......          --           6.37   (36.3)          77      5.31       (4.75)       114.33

CLASS R
Year ended 10/31/05 ..................      $(0.24)        $ 6.09    18.9%    $    355      1.75%(xii) (0.97)%      152.60%
Year ended 10/31/04 ..................       (0.03)          5.34    (0.1)         107      1.83(xi)   (1.53)       166.03
From 1/27/03 to 10/31/03(ii)(iv) .....          --           5.37    30.0           66      2.92       (2.29)       187.82

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS

NOTE 1--GENERAL:

      The Alger Institutional Funds (formerly The Alger Institutional Fund) (the "Trust"), is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust operates as a series company and currently issues an unlimited number of shares of beneficial interest in six funds--LargeCap Growth Fund, SmallCap Growth Fund, MidCap Growth Fund, Capital Appreciation Fund, Balanced Fund and Socially Responsible Growth Fund (the "Funds"). Prior to February 28, 2004, the LargeCap Growth Fund was the LargeCap Growth Portfolio, the SmallCap Growth Fund was the Small Cap Portfolio, the MidCap Growth Fund was the MidCap Growth Portfolio, the Capital Appreciation Fund was the Capital Appreciation Portfolio, the Balanced Fund was the Balanced Portfolio and the Socially Responsible Growth Fund was the Socially Responsible Growth Portfolio. The LargeCap Growth Fund, SmallCap Growth Fund, MidCap Growth Fund, Capital Appreciation Fund and Socially Responsible Growth Fund normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation. The Balanced Fund's investment objectives are current income and long-term capital appreciation which it seeks to achieve through investing in equity and fixed income securities.

      Each Fund offers Class I and Class R shares. Class R shares were first offered January 27, 2003. Each class has identical rights to assets and earnings except that only Class R shares have a plan of distribution and bear the related expenses.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

(a) INVESTMENT VALUATION: Investments of the Funds are valued on each day the New York Stock Exchange (the "NYSE") is open as of the close of the NYSE (currently 4:00 p.m. Eastern time). Listed securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Securities included within the Nasdaq market shall be valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there be no NOCP issued, at the last sale price on such day. Securities included within the Nasdaq market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day.

      Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      Short-term securities having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Shares of mutual funds are valued at the net asset value of the underlying mutual fund.

(b) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

      Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(c) REPURCHASE AGREEMENTS: The Funds enter into repurchase agreements with approved institutions. The repurchase agreements are collateralized by U.S. Government securities, which are either received and held in physical possession by the custodian or received by such custodian in book-entry form through the Federal Reserve book-entry system. The collateral is valued on a daily basis during the term of the agreement to ensure that its value equals or exceeds the agreed-upon repurchase price to be repaid to the Funds. Additional collateral is obtained when necessary.

(d) LENDING OF FUND SECURITIES: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of a Fund's total assets, as defined. The Funds earn fees on the securities loaned. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash, letters of credit or U.S. Government securities that are maintained in an amount equal to at least 100 percent of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any required additional collateral is delivered to the Funds on the next business day. As of October 31, 2005, there were no securities on loan.

(e) DIVIDENDS TO SHAREHOLDERS: Dividends payable to shareholders are recorded on the ex-dividend date. With respect to all Funds, dividends from net investment income and distributions from net realized gains, offset by any loss carry forward, are declared and paid annually after the end of the fiscal year in which earned.

      Each class is treated separately in determining the amounts of dividends of net investment income payable to holders of its shares.

      The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Funds' distributions may be shown in the accompanying financial statements as either from, or in excess of net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the

                                                                            -54-
THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses and amortization adjustments on debt securities. The reclassifications had no impact on the net asset values of the Funds and are designed to present the Funds' capital accounts on a tax basis.

(f) FEDERAL INCOME TAXES: It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income to its shareholders. Provided a Fund maintains such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

(g) ALLOCATION METHODS: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund, are allocated among the Fund's classes based on relative net assets, with the exception of distribution fees, which are only applicable to Class R shares.

(h) INDEMNIFICATION: The Trust enters into contracts that contain a variety of indemnification provisions. The Trust's maximum exposure under these arrangements is unknown. The Trust does not anticipate recognizing any loss related to these arrangements.

(i) OTHER: These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 3--INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

(a) INVESTMENT MANAGEMENT FEES: Fees incurred by each Fund, pursuant to the provisions of its Investment Management Agreement with Fred Alger Management, Inc. ("Alger Management"), are payable monthly and are computed based on the value of the average daily net assets of each Fund at the following annual rates:

LargeCap Growth Fund .............................   .75%
SmallCap Growth Fund .............................   .85
MidCap Growth Fund ...............................   .80
Capital Appreciation Fund ........................   .85
Balanced Fund ....................................   .75
Socially Responsible Growth Fund .................   .75

      Alger Management has established an expense cap for the Balanced Fund and the Socially Responsible Growth Fund effective March 1, 2004. Alger Management will reimburse these Funds if annualized operating expenses exceed 1.25% and 1.75% for Class I Shares and Class R Shares, respectively,

                                                                            -55-
THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

of average daily net assets. For the year ended October 31, 2005, Alger Management reimbursed the Balanced Fund and the Socially Responsible Growth Fund $13,482 and $12,294, respectively.

(b) DISTRIBUTION FEES: Class R Shares--The Funds have adopted a Distribution Plan pursuant to which Class R shares of each Fund pays Fred Alger & Company, Incorporated, the Trust's distributor (the "Distributor") and an affiliate of Alger Management, a fee at the annual rate of .50% of the respective average daily net assets of the Class R shares of the designated Funds to compensate the Distributor for its activities and expenses incurred in distributing the Class R shares. The fees charged may be more or less than the expenses incurred by the Distributor.

(c) BROKERAGE COMMISSIONS: During the year ended October 31, 2005, the LargeCap Growth Fund, the SmallCap Growth Fund, the MidCap Growth Fund, the Capital
Appreciation Fund, the Balanced Fund and the Socially Responsible Growth Fund paid the Distributor commissions of $363,357, $90,754, $2,928,917, $240,632,
$4,186 and $3,111, respectively, in connection with securities transactions.

(d) TRANSFER AGENT FEES: Alger Shareholder Services, Inc. ("Alger Services"), an affiliate of Alger Management, serves as transfer agent for the Trust. During the year ended October 31, 2005, the LargeCap Growth Fund, the Small Cap Growth Fund, the MidCap Growth Fund, the Capital Appreciation Fund, the Balanced Fund and the Socially Responsible Growth Fund incurred fees of $3,840, $3,084, $37,195, $5,321, $67 and $60, respectively, for services provided by Alger Services. Effective November 22, 2004, State Street Bank and Trust Company replaced Alger Services as the Funds' transfer agent. Transfer agent services are provided by State Street Bank and Trust Company's affiliate, Boston Financial Data Services, Inc. ("BFDS").

Effective February 28, 2005, the Trust has entered into a shareholder administrative services agreement with Alger Services to compensate Alger Services on a per account basis for its liaison and administrative oversight ofBFDSand related services. During the year ended October 31, 2005, the LargeCap Growth Fund, the SmallCap Growth Fund, the MidCap Growth Fund, the Capital Appreciation Fund, the Balanced Fund, and the Socially Responsible Growth Fund incurred fees of $195, $1,044, $3,026, $420, $10 and $45, respectively, for these services provided by Alger Services.

(e) OTHER TRANSACTIONS WITH AFFILIATES: Certain trustees and officers of the Trust are directors and officers of Alger Management, the Distributor and Alger Services. At October 31, 2005, Alger Management and its affiliates owned 7,330 shares, 4,815 shares, 8,200 shares, 7,349 shares, 177,646 shares and 243,785 shares of the LargeCap Growth Fund, the SmallCap Growth Fund, the MidCap Growth Fund, the Capital Appreciation Fund, the Balanced Fund and the Socially Responsible Growth Fund, respectively.

                                                                            -56-
THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--SECURITIES TRANSACTIONS:

      The following summarizes the securities transactions by the Funds, other than short-term securities, for the year ended October 31, 2005:

                                                  PURCHASES            SALES
                                                  ---------            -----

LargeCap Growth Fund ........................ $   231,818,216    $   246,984,629
SmallCap Growth Fund ........................      74,940,925         92,368,104
MidCap Growth Fund ..........................   2,362,919,009      2,277,148,306
Capital Appreciation Fund ...................     186,251,197        205,865,199
Balanced Fund ...............................       3,423,630          3,388,370
Socially Responsible Growth Fund ............       2,607,492          2,329,033

NOTE 5--LINES OF CREDIT:

      The Trust has both committed and uncommitted lines of credit with banks. All borrowings have variable interest rates and are payable on demand. With the exception of the Capital Appreciation Fund, the Trust borrows under such lines of credit exclusively for temporary or emergency purposes.

      The Capital Appreciation Fund may borrow up to 1/3 of the value of its assets, as defined, to purchase additional securities. To the extent the Capital Appreciation Fund borrows under these lines, it must pledge securities with a total value of at least twice the amount borrowed. For the year ended October 31, 2005, the Funds had the following borrowings:

                                                   AVERAGE      WEIGHTED AVERAGE
                                                  BORROWING       INTEREST RATE
                                                 -----------    ----------------

LargeCap Growth Fund ........................     $  73,808           4.17%
SmallCap Growth Fund ........................       107,425           2.98
Capital Appreciation Fund ...................        22,288           2.72

NOTE 6--SHARE CAPITAL:

      The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into six series. Each series is divided into two separate classes.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      During the year ended October 31, 2005, transactions of shares of beneficial interest were as follows:

                                                     SHARES           AMOUNT
                                                     ------           ------
LargeCap Growth Fund
 Class I
  Shares sold ................................      2,200,355      $ 26,022,349
  Shares redeemed ............................     (3,411,580)      (40,911,341)
                                                  -----------      ------------
  Net decrease ...............................     (1,211,225)     $(14,888,992)
                                                  ===========      ============
 Class R
  Shares sold ................................        154,719      $  1,781,735
  Shares redeemed ............................        (77,595)         (910,234)
                                                  -----------      ------------
  Net increase ...............................         77,124      $    871,501
                                                  ===========      ============
SmallCap Growth Fund
 Class I
  Shares sold ................................      1,548,513      $ 28,225,343
  Shares redeemed ............................     (2,325,174)      (42,064,657)
                                                  -----------      ------------
  Net decrease ...............................       (776,661)     $(13,839,314)
                                                  ===========      ============
 Class R
  Shares sold ................................        153,157      $  2,767,356
  Shares redeemed ............................        (44,954)         (805,083)
                                                  -----------      ------------
  Net increase ...............................        108,203      $  1,962,273
                                                  ===========      ============
MidCap Growth Fund
 Class I
  Shares sold ................................     23,802,074      $401,271,219
  Dividends reinvested .......................        843,221        14,005,908
  Shares redeemed ............................    (16,996,823)     (285,555,328)
                                                  -----------      ------------
  Net increase ...............................      7,648,472      $129,721,799
                                                  ===========      ============
 Class R
  Shares sold ................................        904,309      $ 15,093,802
  Dividends reinvested .......................         13,818           227,446
  Shares redeemed ............................       (428,734)       (7,152,802)
                                                  -----------      ------------
  Net increase ...............................        489,393      $  8,168,446
                                                  ===========      ============
Capital Appreciation Fund
 Class I
  Shares sold ................................      2,623,699      $ 32,136,928
  Shares redeemed ............................     (4,237,300)      (52,038,431)
                                                  -----------      ------------
  Net decrease ...............................     (1,613,601)     $(19,901,503)
                                                  ===========      ============
 Class R
  Shares sold ................................         40,879      $    488,568
  Shares redeemed ............................        (23,401)         (280,405)
                                                  -----------      ------------
  Net increase ...............................         17,478      $    208,163
                                                  ===========      ============

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                   SHARES             AMOUNT
                                                   ------             ------

Balanced Fund
 Class I

   Shares sold ...........................             9,813       $     75,364
   Dividends reinvested ..................             5,423             41,217
   Shares redeemed .......................           (12,703)           (95,966)
                                                ------------       ------------
   Net increase ..........................             2,533       $     20,615
                                                ============       ============
 Class R

   Shares sold ...........................             3,179       $     24,043
   Dividends reinvested ..................               685              5,169
   Shares redeemed .......................              (818)            (6,159)
                                                ------------       ------------
   Net increase ..........................             3,046       $     23,053
                                                ============       ============
Socially Responsible Growth Fund
 Class I

   Shares sold ...........................                50       $        288
   Dividends reinvested ..................             9,429             52,611
   Shares redeemed .......................            (3,205)           (18,000)
                                                ------------       ------------
   Net increase ..........................             6,274       $     34,899
                                                ============       ============
 Class R

   Shares sold ...........................            39,735       $    223,738
   Dividends reinvested ..................             1,012              5,594
   Shares redeemed .......................            (2,544)           (14,812)
                                                ------------       ------------
   Net increase ..........................            38,203       $    214,520
                                                ============       ============

      During the year ended October 31, 2004, transactions of shares of beneficial interest were as follows:

LargeCap Growth Fund
 Class I

   Shares sold ...........................         3,182,162       $ 35,531,451
   Shares redeemed .......................        (3,622,713)       (40,424,440)
                                                ------------       ------------
   Net decrease ..........................          (440,551)      $ (4,892,989)
                                                ============       ============
 Class R

   Shares sold ...........................           262,650       $  2,902,113
   Shares redeemed .......................           (43,434)          (478,582)
                                                ------------       ------------
   Net increase ..........................           219,216       $  2,423,531
                                                ============       ============
SmallCap Growth Fund
 Class I

   Shares sold ...........................         2,187,748       $ 35,342,244
   Shares redeemed .......................        (4,022,745)       (64,081,708)
                                                ------------       ------------
   Net decrease ..........................        (1,834,997)      $(28,739,464)
                                                ============       ============
 Class R

   Shares sold ...........................            21,118       $    328,354
   Shares redeemed .......................            (7,987)          (124,976)
                                                ------------       ------------
   Net increase ..........................            13,131       $    203,378
                                                ============       ============

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                   SHARES            AMOUNT
                                                  --------          --------
MidCap Growth Fund
 Class I

   Shares sold ...........................        34,583,348      $ 531,972,510
   Shares redeemed .......................       (16,573,777)      (254,461,561)
                                               -------------      -------------
   Net increase ..........................        18,009,571      $ 277,510,949
                                               =============      =============
 Class R

   Shares sold ...........................           936,539      $  14,301,063
   Shares redeemed .......................          (203,152)        (3,105,435)
                                               -------------      -------------
   Net increase ..........................           733,387      $  11,195,628
                                               =============      =============
Capital Appreciation Fund
 Class I

   Shares sold ...........................         5,719,480      $  65,521,012
   Shares redeemed .......................        (8,939,452)      (101,293,599)
                                               -------------      -------------
   Net decrease ..........................        (3,219,972)     $ (35,772,587)
                                               =============      =============
 Class R

   Shares sold ...........................            72,246      $     816,970
   Shares redeemed .......................           (13,789)          (157,355)
                                               -------------      -------------
   Net increase ..........................            58,457      $     659,615
                                               =============      =============
Balanced Fund
 Class I

   Shares sold ...........................            12,405      $      93,926
   Dividends reinvested ..................               100                756
   Shares redeemed .......................           (11,277)           (83,135)
                                               -------------      -------------
   Net increase ..........................             1,228      $      11,547
                                               =============      =============
 Class R

   Shares sold ...........................            14,498      $     105,281
   Shares redeemed .......................                --                 --
                                               -------------      -------------
   Net increase ..........................            14,498      $     105,281
                                               =============      =============
Socially Responsible Growth Fund
 Class I

   Shares sold ...........................               632      $       3,477
   Dividends reinvested ..................             1,124              6,014
   Shares redeemed .......................            (1,613)            (8,540)
                                               -------------      -------------
   Net increase ..........................               143      $         951
                                               =============      =============
 Class R

   Shares sold ...........................             9,021      $      47,809
   Dividends reinvested ..................                74                398
   Shares redeemed .......................            (1,400)            (7,543)
                                               -------------      -------------
   Net increase ..........................             7,695      $      40,664
                                               =============      =============

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS:

      Distributions paid by the Funds during the year ended October 31, 2004, consisted entirely of ordinary income. The tax character of distributions paid during the year ended October 31, 2005 were as follows:

MidCap  Growth Fund
Distributions paid from:
  Ordinary income ........................................           $        --
  Long-term capital gain .................................            14,306,365
                                                                     -----------
  Total distributions paid ...............................           $14,306,365
                                                                     ===========
Balanced Fund
Distributions paid from:
  Ordinary income ........................................           $    18,724
  Long-term capital gain .................................                34,940
                                                                     -----------
  Total distributions paid ...............................           $    53,664
                                                                     ===========
Socially Responsible Growth Fund
Distributions paid from:
  Ordinary income ........................................           $        --
  Long-term capital gain .................................                63,890
                                                                     -----------
  Total distributions paid ...............................                63,890
                                                                     ===========

      As of October 31, 2005, the components of distributable earnings on a tax basis were as follows:

LargeCap Growth Fund
  Undistributed ordinary income ..........................           $   274,397
  Undistributed long-term gain ...........................                    --
  Unrealized appreciation ................................             5,192,206

SmallCap Growth Fund
  Undistributed ordinary income ..........................                    --
  Undistributed long-term gain ...........................                    --
  Unrealized appreciation ................................           $ 8,071,398

MidCap Growth Fund
  Undistributed ordinary income ..........................           $93,048,523
  Undistributed long-term gain ...........................            30,201,163
  Unrealized appreciation ................................            64,842,423

Capital Appreciation Fund
  Undistributed ordinary income ..........................           $    46,145
  Undistributed long-term gain ...........................                    --
  Unrealized appreciation ................................            14,365,786

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Balanced Fund
  Undistributed ordinary income ...................................... $112,638
  Undistributed long-term gain .......................................   30,499
  Unrealized appreciation ............................................   63,427

Socially Responsible Growth Fund
  Undistributed ordinary income ...................................... $144,418
  Undistributed long-term gain .......................................   58,766
  Unrealized appreciation ............................................  206,878

      The differences between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

      At October 31, 2005, the Funds, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

                              LARGECAP          SMALLCAP          CAPITAL
                               GROWTH            GROWTH         APPRECIATION
EXPIRATION DATE                 FUND              FUND              FUND
                            ------------      ------------      ------------
2009                        $         --      $ 50,188,693      $ 56,066,260
2010                          19,289,047        12,342,837        46,484,857
2011                           5,070,663                --                --
                            ------------      ------------      ------------
                            $ 24,359,710      $ 62,531,530      $102,551,117
                            ============      ============      ============

NOTE 8--LITIGATION:

      Alger Management has responded to inquiries, document requests and/or subpoenas from regulatory authorities, including the United States Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General, the Attorney General of New Jersey, and the West Virginia Securities Commissioner, in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading."

      On December 16, 2005, Alger Management received from the staff of the SEC a "Wells Notice" which indicated that the staff intends to recommend that the Commission bring civil enforcement action for possible violations of the federal securities laws. "Wells Notices" also have been sent to certain companies affiliated with Alger Management, as well as certain present and former members of its senior management. The Wells Notices arose out of the SEC's staff ongoing investigation of market timing and late trading practices in the mutual fund industry. Alger Management and the other recipients have the opportunity to respond to the staff before the staff makes a formal recommendation. Alger Management plans to send a Wells submission to the staff in January 2006.

      On August 31, 2005, the West Virginia Securities Commissioner in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing con-

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

cluded that Alger Management and Alger Inc. had violated the West Virginia Uniform Securities Act, and ordered Alger Management and Alger Inc. to cease and desist from further violations of the Act by engaging in the market-timing related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the Commissioner. Other firms unaffiliated with Alger Management were served with similar orders. Alger Management and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

      In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including Alger Management, certain mutual funds managed by Alger Management (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases -- a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") -- were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005, a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court.

      The Derivative Complaint alleged (i) violations, by Alger Management and, depending on the specific offense alleged, by its immediate parent, Alger Inc., which is the Distributor of the Alger Mutual Funds, and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940 (the "Investment Company Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by Alger Management, Alger Inc., their affiliates, the funds named as defendants, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934 (the "1934 Act"), and Section 34(b) of the Investment Company Act of 1940, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants. The West Virginia attorney general action also alleges violations of the West Virginia Consumer Credit and Protection Act and other wrongful conduct.

      Motions to dismiss the Class Action Complaint and the Derivative Complaint

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

were subsequently filed. On November 3, 2005, the district court dismissed both complaints in their entirety with respect to the Alger Mutual Funds and dismissed all claims against the other Alger defendants other than the claims under the 1934 Act and Section 36(b) of the Investment Company Act, with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. It is anticipated that orders implementing the rulings will be entered in or about January 2006, and that motions for reconsideration will thereafter be filed.

      Alger Management does not believe that the Alger Mutual Funds are themselves targets of the regulatory investigations as potential enforcement defendants.

      The SEC and, in some cases, state government authorities have a variety of administrative and civil enforcement powers, including injunctive powers, authority to assess fines and penalties and order restitution, authority to limit the activities of a person or company and other enforcement powers, that may be exercised administratively or through the courts.

      Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against Alger Management or Alger Inc., Alger Management would, in the absence of exemptive relief granted by the SEC, be barred from serving as investment adviser/sub-adviser for any registered investment company, including the Fund. While exemptive relief from Section 9(a) has been granted in certain other cases, there is no assurance that such exemptive relief would be granted if sought. In addition, it is possible that these matters and/or other developments resulting from these matters could result in loss of Alger Management personnel, diversion of time and attention of Alger Management personnel, diminishment of financial resources of Alger Management, or other consequences potentially adverse to the Fund. Alger Management cannot predict the potential effect of such actions upon Alger Management or the Fund. There can be no assurance that the effect, if any, would not be material.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of The Alger Institutional Funds:

      We have audited the  accompanying  statements  of assets and  liabilities, including the schedules of investments, of The Alger Institutional Funds (comprising the LargeCap Growth Institutional, SmallCap Growth Institutional, MidCap Growth Institutional, Capital Appreciation Institutional, Balanced Institutional, and Socially Responsible Growth Institutional Funds) (collectively, the "Funds"), as of October 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 2001 were audited by other auditors, whose report, dated November 30, 2001, expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above, and audited by us, present fairly, in all material respects, the financial position of The Alger Institutional Funds at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                  /s/ Ernst & Young LLP

December 12, 2005

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (UNAUDITED)

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

      As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2005 and ending October 31, 2005.

ACTUAL EXPENSES

      The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                   RATIO OF
                                                                                  EXPENSES TO
                                                                                    AVERAGE
                                                           EXPENSES PAID           NET ASSETS
                         BEGINNING         ENDING        DURING THE PERIOD        FOR THE SIX
                       ACCOUNT VALUE   ACCOUNT VALUE       MAY 1, 2005 TO         MONTHS ENDED
                        MAY 1, 2005   OCTOBER 31, 2005   OCTOBER 31, 2005(b)   OCTOBER 31, 2005(c)
                      --------------  ----------------   -------------------   -------------------
ALGER LARGECAP GROWTH INSTITUTIONAL FUND
CLASS I:
Actual ...............   $1,000.00       $1,124.40            $5.78                  1.08%
Hypothetical(a) ......    1,000.00        1,019.76             5.50                  1.08
CLASS R:
Actual ...............    1,000.00        1,121.30             8.39                  1.57
Hypothetical(a) ......    1,000.00        1,017.29             7.98                  1.57
ALGER SMALLCAP GROWTH INSTITUTIONAL FUND
CLASS I:
Actual ...............   $1,000.00       $1,209.60            $6.68                  1.20%
Hypothetical(a) ......    1,000.00        1,019.16             6.11                  1.20
CLASS R:
Actual ...............    1,000.00        1,206.60             9.34                  1.68
Hypothetical(a) ......    1,000.00        1,016.74             8.54                  1.68
ALGER MIDCAP GROWTH INSTITUTIONAL FUND
CLASS I:
Actual ...............   $1,000.00       $1,129.90            $5.91                  1.10%
Hypothetical(a) ......    1,000.00        1,019.66             5.60                  1.10
CLASS R:
Actual ...............    1,000.00        1,126.10             8.57                  1.60
Hypothetical(a) ......    1,000.00        1,017.14             8.13                  1.60
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
CLASS I:
Actual ...............   $1,000.00       $1,142.90            $6.32                  1.17%
Hypothetical(a) ......    1,000.00        1,019.31             5.96                  1.17
CLASS R:
Actual ...............    1,000.00        1,139.30             9.00                  1.67
Hypothetical(a) ......    1,000.00        1,016.79             8.49                  1.67
ALGER BALANCED INSTITUTIONAL FUND
CLASS I:
Actual ...............   $1,000.00       $1,078.30            $6.55                  1.25%
Hypothetical(a) ......    1,000.00        1,018.90             6.36                  1.25
CLASS R:
Actual ...............    1,000.00        1,074.80             9.15                  1.75
Hypothetical(a) ......    1,000.00        1,016.38             8.89                  1.75
ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL FUND
CLASS I:
Actual ...............   $1,000.00       $1,149.00            $6.77                  1.25%
Hypothetical(a) ......    1,000.00        1,018.90             6.36                  1.25
CLASS R:
Actual ...............    1,000.00        1,146.90             9.47                  1.75
Hypothetical(a) ......    1,000.00        1,016.38             8.89                  1.75

---------------------
(a)   5% annual return before expenses.

(b) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(c)   Annualized.

TAX INFORMATION
(UNAUDITED)

      In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2005, 18.44% of the Balanced Fund's ordinary dividends qualified for the dividends received deduction for corporations. For the year ended October 31, 2005, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $18,724 represents the maximum amount that may be considered qualified dividend income of the Balanced Institutional Fund.

      Shareholders should not use the above information to prepare their tax returns. Since the Trust's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2005. Such notification, which will reflect the amount to be used by taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2006. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Trust.

TRUSTEES AND OFFICERS OF THE FUNDS (UNAUDITED)

       Information about the Trustees and officers of the Funds is set forth below. In the table the term "Alger Fund Complex" refers to the Fund, The Alger Funds, The Alger American Fund, Spectra Fund, The China-U.S. Growth Fund and Castle Convertible Fund, Inc., each of which is a registered investment company managed by Fred Alger Management, Inc. ("Alger Management"). Each Trustee serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer's term of office is one year. Unless otherwise noted, the address of each person named below is 111 Fifth Avenue, New York, NY 10003.

                                                                                                   NUMBER OF
                                                                                                   PORTFOLIOS
                                                                                                     IN THE
                                                                                                   ALGER FUND
                                                                                       TRUSTEE      COMPLEX
                                                                                       AND/OR      WHICH ARE
NAME, AGE, POSITION WITH                                                               OFFICER      OVERSEEN
  THE FUND AND ADDRESS                     PRINCIPAL OCCUPATIONS                        SINCE      BY TRUSTEE
-------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Fred M. Alger III (70)      Chairman of the Board of Alger Associates, Inc.             1993           22
  Chairman of the Board     ("Associates"), Fred Alger & Company, Incorporated
                            ("Alger Inc."), Alger Management, Alger
                            Properties, Inc. ("Properties"), Alger Shareholder
                            Services, Inc. ("Services"), Alger Life Insurance
                            Agency, Inc. ("Agency"), Fred Alger International
                            Advisory S.A. ("International"), and five of the six
                            funds in the Alger Fund Complex; Chairman of the
                            Boards of Alger SICAV ("SICAV") and Analysts
                            Resources, Inc. ("ARI").

Dan C. Chung (43)           President, Director and Chief Investment Officer            2001           16
  President and             of Alger Management; President and Director of
  Trustee                   Associates, Alger Inc., Properties, Services, Agency,
                            International,  ARI and Trust;  Trustee/Director  of
                            four of the six funds in the Alger Fund Complex.

Hilary M. Alger (44)        Trustee/Director of five of the six funds in the            2003           17
  Trustee                   Alger Fund Complex; Director of Development,
                            Pennsylvania Ballet;  formerly Associate Director of
                            Development,   College   of   Arts   and   Sciences,
                            University   of  Virginia,   formerly   Director  of
                            Development   and    Communications,    Lenox   Hill
                            Neighborhood House.

NON-INTERESTED TRUSTEES

Stephen E. O'Neil (73)      Attorney; Private investor since 1981; Director of          1993           23
  Trustee                   Brown-Forman Corporation; Trustee/Director of
                            the six funds in the Alger Fund Complex; formerly
                            of Counsel to the law firm of Kohler & Barnes.

                                                                                                   NUMBER OF
                                                                                                   PORTFOLIOS
                                                                                                     IN THE
                                                                                                   ALGER FUND
                                                                                       TRUSTEE      COMPLEX
                                                                                       AND/OR      WHICH ARE
NAME, AGE, POSITION WITH                                                               OFFICER      OVERSEEN
  THE FUND AND ADDRESS                     PRINCIPAL OCCUPATIONS                        SINCE      BY TRUSTEE
-------------------------------------------------------------------------------------------------------------
Charles F. Baird, Jr. (52)  Managing Partner of North Castle Partners, a private        2000           16
 Trustee                    equity securities group; Chairman of Equinox, Leiner
                            Health  Products,  Elizabeth  Arden Day Spas,  Grand
                            Expeditions and EAS; Trustee/Director of four of the
                            six  funds  in  the  Alger  Fund  Complex.  Formerly
                            Managing Director of AEAInvestors, Inc.

Roger P. Cheever (60)       Associate Dean of Development, Harvard University;          2000           16
 Trustee                    Trustee/Director of four of the six funds in the Alger
                            Fund Complex. Formerly Deputy Director of the
                            Harvard College Fund.

Lester L. Colbert, Jr. (71) Private investor; Trustee/Director of five of the six       2000           17
 Trustee                    funds in the Alger Fund Complex. Formerly Chairman
                            of the Board and Chief Executive Officer of Xidex
                            Corporation.

Nathan E. Saint-Amand,      Medical doctor in private practice; Co-Partner Fishers      1993           23
 M.D. (67)                  Island Partners; Member of the Board of the Manhattan
 Trustee                    Institute; Trustee/Director of the six funds in the Alger
                            Fund Complex. Formerly Co-Chairman Special Projects
                            Committee of Memorial Sloan Kettering.

OFFICERS

Frederick A. Blum (51)      Executive Vice President and Treasurer of Alger Inc.,       1996           N/A
  Treasurer                 Alger Management, Properties, Associates, ARI,
                            Services and Agency since September 2003 and
                            Senior Vice President prior thereto; Treasurer of
                            each of the other five investment companies in the
                            Alger Fund Complex since the later of 1996 or its
                            inception. Director of SICAV and International and
                            Chairman of the Board (and prior thereto, Senior
                            Vice President) and Treasurer of Alger National
                            Trust Company since 2003.

Hal Liebes (41)             Executive Vice President, Chief Legal Officer and           2005           N/A
  Secretary and Chief       Secretary of Alger Inc. and Alger Management,
  Compliance Officer        Secretary of the other five investment companies
                            in the Alger Fund Complex-2005. Formerly Global
                            Chief Compliance Officer 2004, AMVESCAP PLC.;
                            and Global General Counsel 2002-2004 and,
                            U.S. General Counsel 1994-2002
                            Credit Suisse Asset Management.

                                                                                                   NUMBER OF
                                                                                                   PORTFOLIOS
                                                                                                     IN THE
                                                                                                   ALGER FUND
                                                                                       TRUSTEE      COMPLEX
                                                                                       AND/OR      WHICH ARE
NAME, AGE, POSITION WITH                                                               OFFICER      OVERSEEN
  THE FUND AND ADDRESS                     PRINCIPAL OCCUPATIONS                        SINCE      BY TRUSTEE
-------------------------------------------------------------------------------------------------------------
Michael D. Martins (39)     Senior Vice President of Alger Management;                  2005          N/A
  Assistant Treasurer       Assistant Treasurer and Assistant Secretary of
  and Assistant             the other five investment companies in the
  Secretary                 Alger Fund Complex-2005. Formerly Vice President,
                            Brown Brothers Harriman & Co. 1997-2004.

       Messrs. Alger and Chung are "interested persons"(as defined in the Investment Company Act) of the Fund because of their affiliations with Alger Management. Mr. Chung is Mr. Alger's son-in-law. Ms. Alger is a daughter of Fred
M. Alger III. Ms. Alger is an "interested person" because she is an immediate family member of Mr. Alger. No Trustee is a director of any public company except as may be indicated under "Principal Occupations."

       The Statement of Additional Information contains additional information about the Funds' Trustees and is available without charge upon request by calling (800) 992-3863.

INVESTMENT MANAGEMENT AGREEMENT RENEWAL

At an in-person meeting held on September 7, 2005, the Trustees of the Trust considered renewal of the Investment Management Agreements (the "Agreements") between the Trust in respect of each of its portfolios (each a "Fund") and Fred Alger Management, Inc. (the "Adviser"). The Trustees who are not "interested persons" of the Trust (the "Independent Trustees") within the meaning of the Investment Company Act of 1940 (the "1940 Act") also met separately with their counsel to consider the Agreements. In evaluating the Agreements, the Trustees drew on materials that they requested and which were provided to them in advance of the meeting by the Adviser and by counsel to the Trust. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by the Adviser under the Agreements, (ii) the investment performance of each of the Funds, (iii) the costs to the Adviser of its services and the profits realized by the Adviser and its affiliates Fred Alger & Company, Incorporated and Alger Shareholder Services, Inc. from their relationship with each of the Funds, and (iv) the extent to which economies of scale would be realized if and as each Fund grows and whether the fee levels in the respective Agreements reflect these economies of scale. These materials included an analysis of the Funds and the Adviser's services by Callan Associates Inc. ("Callan"), an independent consulting firm whose specialties include assistance to fund trustees and directors in their review of advisory contracts pursuant to
Section 15(c) of the 1940 Act. At the meeting, senior Callan personnel provided a presentation to the Trustees based on the Callan materials.

In deciding whether to renew the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to the Adviser and its affiliates from their relationship with the Trust.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services provided by the Adviser, the Trustees relied on their prior experience as Trustees of the Trust, their familiarity with the personnel and resources of Alger Management and its affiliates, and the materials provided at the meeting. They noted that under each of the Agreements the Adviser is responsible for managing the investment operations of the respective Fund and for providing a full range of administrative, compliance, reporting and accounting services necessary for the conduct of the Fund's affairs. The Trustees reviewed the background and experience of the Adviser's senior investment management personnel, including those individuals responsible for the investment operations of each Fund. They also considered the resources, operational structures and practices of the Adviser in managing the Funds' portfolios and administering the Funds' affairs, as well as the Adviser's overall investment management business.

The Trustees concluded that the Adviser's experience, resources and strength in those areas of importance to the Funds are considerable. They noted especially the Adviser's history of expertise in managing portfolios of "growth" stocks like those of the Funds. They also took notice of the Balanced Fund's ability to manage fixed-income instruments across the credit and credit quality spectra. The Trustees also con sidered the level and depth of the Adviser's ability to execute portfolio transactions to effect investment decisions. They also noted the history of extremely favorable reviews of the Adviser's shareholder-relations representatives by an independent rating concern. Finally, the Trustees took notice of the enhancements to the control and compliance environment at the Adviser and within the Trust. On the basis of their review, the Trustees determined that the nature and extent of the services provided to each of the Funds by the Adviser (including, in each case, the Fund's performance, as discussed below) were of high quality and could be expected to remain so.

INVESTMENT PERFORMANCE OF THE FUNDS

Drawing upon information provided at the meeting by the Adviser as well as Callan and upon reports provided to the Trustees by the Adviser throughout the preceding year, the Trustees noted that the performance of each of the Funds thus far in 2005 had been more than satisfactory. For the year to date at August 31, 2005, each Fund had beaten its benchmark index (in some cases by a significant margin) and the data available indicated that each had placed well above the median of its Lipper peer group. For some Funds, this marked a substantial improvement over 2004; for others, it was a continuation of a longer period of above-average performance. The Trustees acknowledged that the Adviser's recent efforts to improve the Funds' performance and, more generally, the firm's rebuilding of the investment team in response to the devastating events of September 11, 2001, were bearing fruit. Accordingly, they concluded that the performance of each of the Funds strongly supported renewal of the Fund's Agreement.

PROFITABILITY TO THE ADVISER AND ITS AFFILIATES

The Trustees considered the profitability of the advisory arrangement with each Fund to the Adviser and the Adviser's affiliates and the methodology used by the Adviser in determining such profitability. The Trustees had been provided with data on each Fund's profitability to the Adviser and to the Adviser's affiliates for the Fund's most recent fiscal year. In addition, the Trustees reviewed each Fund's management fees and expense ratios and compared them with a group of comparable funds. In order to assist the Trustees in this comparison, Callan provided the Trustees with comparative information with respect to fees paid, and expense ratios incurred, by similar funds. That information indicated that, while two Funds' advisory fees were below the median for the Callan peer group, the other Funds' fees were above it, and that while the Funds' expense ratios for one class of shares were near or only somewhat above the median, the ratios for the other class were substantially above the median. The Trustees determined that the information about the advisory fees should be taken into account in weighing the size of the fee against the nature, extent and quality of the services provided, and that further inquiry would be appropriate as to the expense ratios. After discussing with representatives of the Adviser and Callan the methodologies used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided. After analysis and discussion they concluded that, in the case of each Fund, the Adviser's profitability was undeniably modest while the Adviser's affiliates lost money.

ECONOMIES OF SCALE

On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Funds and their operations is such that the Adviser is likely to realize economies of scale in the management of each Fund at some point as it grows in size, but that in view of the current levels of profitability of each of the Funds to the Adviser and its affiliates, such economies had either not yet emerged or were subsumed in the level of the management fees, and that adoption of breakpoints in one or more advisory fees, while possibly appropriate at a later date, could await further analysis of the sources and potential scale of the economies and the fee structure that would best reflect them. Accordingly, the Trustees requested that the Adviser address this topic with the Trustees at future meetings.

OTHER BENEFITS TO THE ADVISER

The Trustees considered whether the Adviser benefits in other ways from its relationship with the Funds. In that connection, they noted that the Adviser maintains soft-dollar arrangements in connection with the Funds' brokerage transactions, data on which is regularly supplied to the Trustees at their quarterly meetings. The Trustees also noted that the Trust's Distributor, Fred Alger & Company, Incorporated, provides a substantial portion of the Funds' equity brokerage and receives shareholder servicing fees from the Funds as well, and that Alger Shareholder Services, Inc. receives fees from the Funds under a shareholder services agreement. The Trustees had been provided with information regarding, and had considered, the brokerage and shareholder servicing fee benefits in connection with their review of the profitability to the Adviser and its affiliates of their relationships with the Funds. As to the benefits received from the soft-dollar arrangements, the Trustees decided that, in light of the nature and scale of the arrangements, they were not so significant as to render the Adviser's fees excessive.

CONCLUSION

After weighing the foregoing factors, the Trustees, including the Independent Trustees, approved the renewal of each of the Investment Management

Agreements. They reasoned that, considered in themselves, the services provided by the Adviser were appropriate for the needs of each Fund and of high quality, that the recent performance of each Fund had been more than satisfactory, and that the Adviser could reasonably be expected to provide services of comparable quality in the future. The Trustees determined that the advisory fees, while higher in most cases than those charged by a majority of similar funds, were not so high even in those cases as to be unreasonable when considered in relation to the nature, extent and high quality of the services currently provided, including the Funds' recent performance, that in each case the profitability, if any, of the Fund's relationship with the Adviser and its affiliates was not so great as to render the fee excessive, that any additional benefits to the Adviser and/or its affiliates other than those already considered in the profitability analysis were not of a magnitude materially to affect the Trustees' deliberations, and that the issue of shar ing economies of scale with the Funds, while inviting future consideration, was not of major current importance.

PROXY VOTING POLICIES

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3362 or online on the Funds' website at http://www.alger.com or on the SEC's website at http://www.sec.gov.

QUARTERLY FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Funds' website at http://www.alger.com or on the SEC's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Funds by calling (800) 992-3362.

NOTES:

THE ALGER INSTITUTIONAL FUNDS

111 Fifth Avenue
New York, NY 10003
(800) 992-3362
www.alger.com

INVESTMENT MANAGER
Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266

This report is submitted for the general information of the shareholders of The Alger Institutional Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust's investment policies, fees and expenses as well as other pertinent information.

[ALGER LOGO]















SAIF 103105

[ALGER LOGO]   The Alger Institutional Funds
               Boston Financial Data Services, Inc.
               P.O. Box 8480
               Boston, MA 02266
















SAIF 103105

ITEM 2.   CODE OF ETHICS.

          (a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

          (b) Not applicable.

          (c) The amendments to the Code of Ethics are: The 60-day holding period for selling securities at gains now applies to Access persons, before it applied only to Advisory persons; Prohibition on IPO's now applies to Access persons, before it applied only to Advisory persons; Approval from Legal/Compliance is now necessary for investments in Private Placements by Access persons, before, such approval was only required of Advisory persons.

          (d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

          (e) Not applicable.

          (f) The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

          The Board of Trustees of the Registrant determined that Stephen E. O'Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant's audit committee. Mr. O'Neil is an "independent" trustee - i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

          a) Audit Fees:
                     October 31, 2005             $117,600
                     October 31, 2004             $35,350

          b) Audit-Related Fees: NONE

          c) Tax Fees for tax advice, tax compliance and tax planning:
                     October 31, 2005             $24,570
                     October 31, 2004             $25,300

          d) All Other Fees:
                     October 31, 2005             $10,225
                     October 31, 2004             $13,500

          Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

          e) 1) Audit Committee Pre-Approval Policies And Procedures:

          Audit and non-audit services provided by the Registrant's independent registered public accounting firm (the "Auditors") on behalf the Registrant must be pre-approved by the Audit Committee. Non-audit services provided by the Auditors on behalf of the Registrant's Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

             2) All fees in item 4(b) through 4(d) above were approved by the Registrants' Audit Committee.

          f) Not Applicable

          g) Non-Audit Fees:
                     October 31, 2005             $186,831 and 56,050 Euros
                     October 31, 2004             $157,449 and 82,300 Euros

          h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to
          (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant's independence.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable

ITEM 6.   SCHEDULE OF INVESTMENTS

          Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          None

ITEM 11.  CONTROLS AND PROCEDURES.

          (a) The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

          (b) No changes in the Registrant's internal control over financial reporting occurred during the Registrant's second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

          (a) (1) Code of Ethics as Exhibit 99.CODE ETH

          (a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

          (b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Institutional Funds

By:    /s/Dan C. Chung

       Dan C. Chung

       President

Date:  January 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/Dan C. Chung

       Dan C. Chung

       President

Date:  January 6, 2006

By:    /s/Frederick A. Blum

       Frederick A. Blum

       Treasurer

Date:  January 6, 2006